Exhibit 4.3
                                                                     -----------


                    AIG CREDIT PREMIUM FINANCE MASTER TRUST,

                                    as Issuer

                                       and

                         BANK ONE, NATIONAL ASSOCIATION,

                                   as Trustee

                            on behalf of Noteholders

                            SERIES 2001-1 SUPPLEMENT

                                Dated as of [___]

                                       to

                                 BASE INDENTURE

                          Dated as of November 8, 1999

                     AIG CREDIT PREMIUM FINANCE MASTER TRUST

                                  SERIES 2001-1


                       Premium Finance Asset Backed Notes

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
PRELIMINARY STATEMENT...................................................................................1

DESIGNATION.............................................................................................1

SECTION 1.....................................................................................Definitions
         1

SECTION 2................................................................Article 3 of the Base Indenture. 20

                                            ARTICLE 3....................................INITIAL ISSUANCE 20

                                                     SECTION 3.1 .......................Initial Issuance. 20

SECTION 3..........................................................................Servicing Compensation 20

SECTION 4....................................................................................Cleanup Call 21

SECTION 5..............................................................Delivery and Payment for the Notes 21

SECTION 6........................................Form of Delivery of the Notes; Depository; Denominations 21

SECTION 7.....................................................................Article 5 of Base Indenture 22

                                            ARTICLE 5...........ALLOCATION AND APPLICATION OF COLLECTIONS 22

                                                     SECTION 5.10 ..................Rights of Noteholders 22

                                                     SECTION 5.11 ............................Allocations 22

                                                     SECTION 5.12 ......Determination of Monthly Interest 27

                                                     SECTION 5.13 .....Determination of Monthly Principal 28

                                                     SECTION 5.14 ............Coverage of Required Amount 29

                                                     SECTION 5.15 .......................Monthly Payments 30

                                                     SECTION 5.16 ...................Investor Charge-Offs 35

                                                     SECTION 5.17 Excess Spread and Allocation of funds
                                                                  on deposit in the Yield Enhancement
                                                                  Account                                 37

                                                     SECTION 5.18 ......Reallocated Principal Collections 39

                                                     SECTION 5.19 ...........Shared Principal Collections 40

                                                     SECTION 5.20 ..............Yield Enhancement Account 40

                                                     SECTION 5.21 .................Excess Funding Account 42

                                                     SECTION 5.22 ..............Principal Funding Account 43

                                                     SECTION 5.23 ........................Reserve Account 44

                                                     SECTION 5.24 .................Determination of LIBOR 47

                                                     SECTION 5.25 .................Effect of Other Series 48

                                                     SECTION 5.26 Seller's or Servicer's Failure to Make
                                                                  a Deposit or Payment                    48



                                       i

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                      Page
                                                                                                      ----

                                                     SECTION 5.27 .....................Excess Receivables 48

                                                     SECTION 5.28 .....................Servicing Advances 49

SECTION 8.................................................................Article 6 of the Base Indenture 49

                                            ARTICLE 6............DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS 50

                                                     SECTION 6.1 ...........................Distributions 50

                                                     SECTION 6.2 ..........Monthly Noteholders' Statement 51

SECTION 9......................................................................Series 2001 Pay Out Events 53

SECTION 10......................................................................Series 2001-1 Termination 56

SECTION 11....................................................................................Refinancing 56

SECTION 12.....................................................................................[Reserved] 57

SECTION 13...................................................................................Counterparts 57

SECTION 14..................................................................................Governing Law 57

SECTION 15........................................................................Waiver of Trial by Jury 57

SECTION 16....................................................................................No Petition 57

Exhibit A ........Form of Class A Note
Exhibit B ........Form of Class B Note
Exhibit C.........Form of Class C Note
Exhibit D.........[RESERVED]
Exhibit E.........Form of Monthly Noteholders' Statement
Exhibit F         Additional Items not included in Form of Monthly Noteholders'
                  Statement Report



                  SERIES 2001-1 SUPPLEMENT, dated as of [___] (as amended, modified, restated or supplemented from time to time in with the terms hereof, this "Series Supplement"), by and among AIG CREDIT PREMIUM FINANCE MASTER TRUST, a Delaware business trust, as Issuer ("Issuer"), and BANK ONE, NATIONAL ASSOCIATION, a national banking association, as trustee (together with its successors in trust under the Base Indenture referred to below, the "Trustee") to the Base Indenture, dated as of November 8, 1999, between the Issuer and the Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Series Supplements, the "Base Indenture").

                  Pursuant to this Series Supplement, the Issuer shall create a new Series of Notes and shall specify the Principal Terms thereof.

                              PRELIMINARY STATEMENT
                              ---------------------

                  WHEREAS, Section 2.2 of the Base Indenture provides, among other things, that Issuer and the Trustee may at any time and from time to time enter into a series supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

                  NOW, THEREFORE, the parties hereto agree as follows:

                                   DESIGNATION
                                   -----------

                  (a) There is hereby created a Series of notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of notes shall be designated generally Premium Finance Asset Backed Notes, Series 2001-1. The Notes shall be issued in three classes: (i) Series 2001-1 Class A Floating Rate Asset Backed Notes, which shall be designated generally as the "Class A Notes," (ii) the Series 2001-1 Class B Floating Rate Asset Backed Notes, which shall be designated generally as the "Class B Notes" and (iii) the Series 2001-1 Class C Floating Rate Asset Backed Notes, which shall be designated generally as the "Class C Notes." The Class A Notes, the Class B Notes and the Class C Notes are referred to collectively as the "Notes." The Notes shall be issued in minimum denominations of $[100,000] and integral multiples of $[1,000] in excess thereof.

                  (b) Series 2001-1 shall be included in Group One (as defined below). Series 2001-1 shall not be subordinated to any other Series.

                  SECTION 1. Definitions.
                             -----------

                  In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Base Indenture, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein mean Articles, Sections or subsections of the Base Indenture, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Base

Indenture. Each capitalized term defined herein shall relate only to the Notes and no other Series of Notes issued by the Trust.

                  "Accumulation Period Factor" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Investor Interest, (b) the initial investor interests of all outstanding Series (other than Series 2000-1) which are not expected to be in their revolving periods, and (c) the initial investor interests of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be changed at anytime if the Rating Agency Condition is satisfied.

                  "Accumulation Period Length" shall have the meaning assigned to such term in subsection 5.15(j).

                  "Accumulation Shortfall" shall initially mean zero and shall thereafter mean, with respect to any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsections 5.15(e)(i), 5.15(e)(ii) and 5.15(e)(iii) with respect to the Class A Certificates, the Class B Certificates and the Class C Certificates, respectively, for the previous Monthly Period.

                  "Additional Amounts" has the meaning specified in the Note Purchase Agreement.

                  "Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest and (b) the Class B Adjusted Investor Interest and (c) the Class C Adjusted Interest.

                  "Administrative Agent" has the meaning set forth in the Note Purchase Agreement.

                  "Aggregate Investor Default Amount" means, with respect to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

                  "AIG" means American International Group, Inc., a Delaware corporation.

                  "Amortization Commencement Aggregate Funded Amount" means the aggregate investor interest (or adjusted investor interest if applicable) as of the end of the Revolving Period.

                  "Annualized Monthly Excess Spread Amount" means, in respect of any Monthly Period, the percentage calculated by dividing (i) an amount equal to the sum of (A) the amount that is deposited (or would have been deposited but for the operation of the third paragraph of subsection 5.4(a)) in the Finance Charge Account pursuant to subsection 5.11(a)(i) on each day during such Monthly

Period, plus (B) the Available Yield Enhancement Amount for the immediately succeeding Transfer Date, minus (C) the Aggregate Investor Default Amount for such Monthly Period, minus (D) the Investor Servicing Fee payable on such Transfer Date, minus (E) the aggregate amount payable to Noteholders in respect of interest on the immediately succeeding Payment Date by (ii) the average daily outstanding principal amount of the Notes for such Monthly Period, and multiplying the resulting quotient by 12.

                  "Available Investor Principal Collections" (A) means with respect to the Notes and any Monthly Period, an amount equal to (i) the Investor Principal Collections for such Monthly Period (adjusted for any Servicer Advances of principal and the reimbursement thereof), minus (ii) the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Monthly Period which pursuant to Section 5.18 are required to fund the Class A Required Amount (from Reallocated Class C Principal Collections and Reallocated Class B Principal Collections) and the Class B Required Amount (from Reallocated Class C Principal Collections and Reallocated Class B Principal Collections), plus (iii) the amount of Shared Principal Collections with respect to Group One that are allocated to Series 2001-1 in accordance with subsections 5.19(a) and (b), and (B) when used with respect to any other Series, has the meaning specified in the applicable Series Supplement.

                  "Available Reserve Account Amount" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 5.23(b) on such date, but before giving effect to any deposit made or to be made to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

                  "Available Yield Enhancement Amount" means, with respect to any Transfer Date, the product of (i) 2.5% and (ii) the product of (A) the Collections for the related Monthly Period and (B) the Floating Investor Percentage; provided that in no event shall the Available Yield Enhancement Amount for any Transfer Date exceed the lesser of (i) sum of Class A Monthly Interest, Class A Additional Interest, Class B Monthly Interest, Class B Additional Interest, Class C Monthly Interest and Class C Additional Interest for such Transfer Date and (ii) the aggregate of all amounts otherwise payable to the Seller on the current Transfer Date.

                  "Business Day" means, for the purpose of determining LIBOR, any Business Day (as defined in the Base Indenture) other than a day on which banking institutions in London, England trading in Dollar deposits in the London interbank market are authorized or obligated by law or executive order to be closed; for all other purposes, Business Day has the meaning provided in the Base Indenture.

                  "Class A Additional Interest" has the meaning specified in subsection 5.12(a).

                  "Class A Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class A Investor Interest minus the funds on deposit in the Principal Funding Account (in an amount not to exceed the Class A Investor Interest) on such date of determination.

                  "Class A Available Funds" means, with respect to any Monthly Period, an amount equal to the Class A Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Interest (adjusted for Servicer Advances of interest and the reimbursement thereof) and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 5.4(a).

                  "Class A Deficiency Amount" has the meaning specified in subsection 5.12(a).

                  "Class A Fixed Allocation" means, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

                  "Class A Floating Allocation" means, with respect to any Transfer Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Investor Interest and the denominator of which is equal to the Adjusted Investor Interest.

                  "Class A Initial Investor Interest" means the aggregate initial principal amount of the Class A Notes, which is $[___].

                  "Class A Investor Allocation" means with respect to any Monthly Period, (a) with respect to Investor Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Rapid Amortization Period, the Class A Fixed Allocation.

                  "Class A Investor Charge-Offs" has the meaning specified in subsection 5.16(a).

                  "Class A Investor Default Amount" means, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A Floating Allocation applicable for such Transfer Date.

                  "Class A Investor Interest" means, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments in respect of an amortization period the Class A Notes made to Class A Noteholders prior to such date, minus (c) the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 5.16(a), plus (d) the aggregate amount of Excess Spread and funds on deposit in the Yield Enhancement Account allocated and available on all prior Transfer Dates pursuant to subsection 5.17(b) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

                  "Class A Monthly Interest" means the monthly interest payable in respect of the Class A Notes as calculated in accordance with subsection 5.12(a).

                  "Class A Monthly Principal" means the monthly principal payable in respect of the Class A Notes as calculated in accordance with subsection 5.13(a).

                  "Class A Note Rate" means, with respect to each Interest Period prior to the Refinance Date, a variable rate equal to ___% in excess of LIBOR, as determined on the related LIBOR Determination Date and for each Interest Period beginning on or after the Refinance Date a variable rate equal to __% in excess of LIBOR as determined on the related LIBOR Determination Date plus, if the Payout Event described in Section 9.1(q) herein has occurred, 2% per annum.

                  "Class A Noteholder" means the Person in whose name a Class A
Note is registered in the Note Register.

                  "Class A Notes" means any of the notes executed and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto. The outstanding balance of the Class A Notes will at all times equal the Class A Investor Interest.

                  "Class A Prior Period Interest" means the sum, with respect to each Interest Period in which the Class A Notes would have accrued interest on the Class A Investor Interest had such Class A Investor Interest not been reduced for reasons other than the payment of principal to the Class A Noteholders, of an amount equal to the product of (i) the Class A Note Rate in effect during such Interest Period plus 2% per annum, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the amount by which the Class A Investor Interest was less than the Class A Investor Interest during such Interest Period for reasons other than the payment of principal to the Class A Noteholders; provided, however, that Class A Prior Period Interest will not be distributed until the Payment Date(s) following the Transfer Date on which the Class A Investor Interest has been reimbursed in full for any reductions.

                  "Class A Required Amount" has the meaning specified in subsection 5.14(a).

                  "Class A Servicing Fee" has the meaning specified in Section 3 hereof.

                  "Class B Additional Interest" has the meaning specified in subsection 5.12(b).

                  "Class B Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class B Investor Interest minus the excess, if any, of the Principal Funding Account Balance over the Class A Investor Interest on such date of determination (such excess not to exceed the Class B Investor Interest).

                  "Class B Available Funds" means, with respect to any Monthly Period, an amount equal to the Class B Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Interest (adjusted for Servicer Advances of interest and the reimbursement thereof) and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 5.4(a)).

                  "Class B Deficiency Amount" has the meaning specified in subsection 5.12(b).

                  "Class B Fixed Allocation" means, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

                  "Class B Floating Allocation" means, with respect to any Transfer Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Adjusted Investor Interest and the denominator of which is equal to the Adjusted Investor Interest.

                  "Class B Initial Investor Interest" means the aggregate initial principal amount of the Class B Notes, which is $[___].

                  "Class B Investor Allocation" means with respect to any Monthly Period, (a) with respect to Investor Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, or the Rapid Amortization Period, the Class B Fixed Allocation.

                  "Class B Investor Charge-Offs" has the meaning specified in subsection 5.16(b).

                  "Class B Investor Default Amount" means, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor

Default Amount for the related Monthly Period and (b) the Class B Floating Allocation applicable for such Transfer Date.

                  "Class B Investor Interest" means, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments in respect of an amortization period of the Class B Notes made to Class B Noteholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 5.16(b), minus (d) the amount of the Reallocated Class B Principal Collections allocated pursuant to subsection 5.18(a) and (b) on all prior Transfer Dates for which the Class C Investor Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to subsection 5.16(a) and plus (f) the aggregate amount of Excess Spread and funds on deposit in the Yield Enhancement Account allocated and available on all prior Transfer Dates pursuant to subsection 5.17(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d),
(e) and (f).

                  "Class B Monthly Interest" means the monthly interest payable in respect of the Class B Notes as calculated in accordance with subsection 5.12(b).

                  "Class B Monthly Principal" means the monthly principal payable in respect of the Class B Certificates as calculated in accordance with subsection 5.13(b).

                  "Class B Note Rate" means, with respect to each Interest Period prior to the Refinance Date, a variable rate equal to ___% in excess of LIBOR, as determined on the related LIBOR Determination Date and for each Interest Period beginning on or after the Refinance Date a variable rate equal to __% in excess of LIBOR as determined on the related LIBOR Determination Date plus, if the Payout Event described in Section 9.1(q) herein has occurred, 2% per annum.

                  "Class B Noteholder" means the Person in whose name a Class B
Note is registered in the Note Register.

                  "Class B Notes" means any of the notes executed and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B hereto. The outstanding balance of the Class B Notes will at all times equal the Class B Investor Interest.

                  "Class B Prior Period Interest" shall mean, with respect to each Interest Period in which the Class B Notes would have accrued interest on the outstanding principal balance of the Class B Notes had the outstanding principal balance of the Class B Notes not been reduced for reasons other than the payment of principal to the Class B Noteholders, an amount equal to the sum of (a) the product of (i) the Class B Note Rate in effect during such Interest Period, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the amount by which the outstanding principal balance of the Class B Notes was less than the outstanding principal balance of the Class B Notes during such Interest Period for reasons other than the payment of principal to the Class B Noteholders and (b) all unpaid Class B Prior Period Interest from prior Interest Periods; provided, however, that Class B Prior Period Interest shall not be distributed until the Payment Date or Payment Dates following the Transfer Date on which the Class B Notes have been reimbursed in full for any reductions.

                  "Class B Required Amount" has the meaning specified in subsection 5.14(b).

                  "Class B Servicing Fee" has the meaning specified in Section 3 hereof.

                  "Class C Additional Interest" has the meaning specified in subsection 5.12(c).

                  "Class C Adjusted Investor Interest" shall mean with respect to any date of determination, an amount equal to the Class C Investor Interest, minus the funds on deposit in the Principal Funding Account in excess of the sum of the Class A Investor Interest and the Class B Investor Interest on such date (up to the Class C Investor Interest).

                  "Class C Available Funds" means, with respect to any Monthly Period, an amount equal to the Class C Floating Allocation of the Collections of Finance Charge Receivables allocated to the Investor Interest and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 5.4(a)).

                  "Class C Deficiency Amount" has the meaning specified in subsection 5.12(c).

                  "Class C Fixed Allocation" means with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

                  "Class C Floating Allocation" means, with respect to any Transfer Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Adjusted Investor Interest and the denominator of which is equal to the Adjusted Investor Interest.

                  "Class C Initial Investor Interest" means the aggregate initial principal amount of the Class C Notes, which is $[___].

                  "Class C Investor Allocation" means with respect to any Monthly Period, (a) with respect to Investor Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class C Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization Period, the Class C Fixed Allocation.

                  "Class C Investor Charge-Offs" has the meaning specified in subsection 5.16(c).

                  "Class C Investor Default Amount" means, with respect to any Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class C Floating Allocation applicable for such Transfer Date.

                  "Class C Investor Interest" means, an amount equal to (a) the Class C Initial Investor Interest, minus (b) the aggregate amount of principal payments in respect of an amortization period of the Class C Notes made to the Class C Noteholders prior to such date, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 5.16(c), minus (d) the amount of Reallocated Principal Collections allocated pursuant to Section 5.18 on all prior Transfer Dates for which the Class C Investor Interest was reduced, minus (e) an amount equal to the amount by which the Class C Investor Interest has been reduced on all prior Transfer Dates pursuant to Section 5.16, and plus (f) the aggregate amount of Excess Spread and funds on deposit in the Yield Enhancement Account allocated and available on all prior Transfer Dates pursuant to subsection 5.17(j) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e).

                  "Class C Monthly Interest" has the meaning specified in subsection 5.12(c).

                  "Class C Monthly Principal" means the monthly principal distributable in respect of the Class C Notes as calculated in accordance with subsection 5.13(c).

                  "Class C Note Rate" means, [_____]

                  "Class C Noteholder" means the Person in whose name a Class C
Note is registered in the Note Register.

                  "Class C Notes" means any of the notes executed and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C hereto. The outstanding balance of the Class C Notes will at all times equal the Class C Investor Interest.

                  "Class C Prior Period Interest" shall mean, with respect to each Interest Period in which the Class C Notes would have accrued interest on the outstanding principal balance of the Class C Notes had the outstanding principal balance of the Class C Notes not been reduced for reasons other than the payment of principal to the Class C Noteholders, an amount equal to the product of (i) the Class C Note Rate in effect during such Interest Period, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the amount by which the outstanding principal balance of the Class C Notes was less than the outstanding principal balance of the Class C Notes during such Interest Period for reasons other than the payment of principal to the Class C Noteholders and (b) all unpaid Class C Prior Period Interest from prior Interest Periods; provided, however, that Class C Prior Period Interest shall not be distributed until the Payment Date or Payment Dates following the Transfer Date on which the Class C Notes have been reimbursed in full for any reductions.

                  "Class C Required Amount" has the meaning specified in subsection 5.14(c).

                  "Class C Servicing Fee" has the meaning specified in Section 3 hereof.

                  "Closing Date" means [___].

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Controlled Accumulation Amount" shall mean for any Transfer Date during the Controlled Accumulation Period, $________; provided, however, that if the Accumulation Period Length is determined to be less than 18 months pursuant to subsection 5.15(j), the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period will be equal to [(i) the product of (x) the sum of (1) the Class A Initial Investor Interest,
(2) the Class B Initial Investor Interest and (3) the Class C Initial Investor Interest and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.]

                  "Controlled Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on ______, 2007 or such later date as is determined in accordance with subsection 5.15(j) and ending on the first to occur of (a) a Pay Out Commencement Date and (b) the Series 2000-1, Termination Date.

                  "Controlled Deposit Amount" means, for any Payment Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Transfer Date and any existing Accumulation Shortfall.

                  "Covered Amount" shall mean an amount, determined as of each Transfer Date with respect to the Controlled Accumulation Period or the Rapid Accumulation Period and the first Transfer Date with respect to the Rapid Amortization Period, equal to the sum of (a) the product of (i) the Class A Note Rate in effect with respect to such Interest Period, times (ii) a fraction, the numerator of which is the actual number of days in the related Interest Period and, the denominator of which is 360, times (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal as of the Record Date preceding such Transfer Date, plus (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Note Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class B Monthly Principal as of the Record Date preceding such Transfer Date.

                  "Cumulative Series Principal Shortfall" means the sum of the Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series in Group One.

                  "Deferred Payment Obligation Return Amount" has the meaning set forth in the definition of "Eligible Receivable" in Section 1.1 of the Base Indenture.

                  "Excess Funding Account" has the meaning specified in Section 5.21(a).

                  "Excess Insured Concentration Amounts" is defined in clause
(i) of the definition of Excess Receivables Amount.

                  "Excess Insurer Concentrations Amounts" is defined in clause
(ii) of the definition of Excess Receivables Amounts.

                  "Excess Receivables Amount" means, as of any date of determination, the sum of:

                  (i) the aggregate unpaid principal balance of all Principal Receivables as of the end of the immediately preceding Monthly Period having the same Insured but only to the extent such aggregate balance is in excess of such Insured's Single Insured Concentration Percentage times the aggregate unpaid principal balance of all Principal Receivables as of the end of such Monthly Period (such aggregate excess amounts, the "Excess Insured Concentration Amounts"); and

                  (ii) the greater of:

                  (a) the sum, for each Moody's Non-Investment Grade Insurer (including for this purpose any affiliated Moody's Non-Investment Grade Insurer) of, if more than 5% of the aggregate unpaid principal balance of all Principal Receivables as of the end of such Monthly Period arise from Premium Finance Obligations made to finance premiums due to such insurer (including any such affiliated insurer), the aggregate unpaid principal balance of such Principal Receivables but only to the extent in excess of such percentage; and

                  (b) the sum, for each insurer (including any affiliated insurer), of the greater of:

                  (I) if more than 2% of the aggregate unpaid principal balance of all Principal Receivables as of the end of such Monthly Period arise from Premium Finance Obligations made to finance premiums due to the same S&P Non-Investment Grade Insurer (including for this purpose any affiliated S&P Non-Investment Grade Insurer), the aggregate unpaid principal balance of such

Principal Receivables but only to the extent in excess of such percentage; and

                  (II) if more than 4% of the aggregate unpaid principal balance of all Principal Receivables as of the end of such Monthly Period arise from Premium Finance Obligations made to finance premiums due to the same S&P Non-AAA Insurer (including for this purpose any affiliated S&P Non-AAA Insurer), the aggregate unpaid principal balance of such Principal Receivables but only to the extent in excess of such percentage (the greater of such aggregate excess amounts in clauses (a) and (b), the "Excess Insurer Concentration Amounts"); and

                  and (iii) the excess of the aggregate unpaid principal balance of Principal Receivables relating to Deferred Payment Obligations (other than Exempt Deferred Payment Obligations) over 10% of the aggregate unpaid principal balance of all Principal Receivables, each as of the end of such Monthly Period.

For purposes of making any calculation: pursuant to clause (ii) above, any amount that would be part of the Excess Receivables Amount under such clause shall be taken into account only to the extent not already taken into account under clause (i) above.

                  "Excess Spread" means, with respect to any Transfer Date, the sum of the amounts with respect to such Transfer Date, if any, specified pursuant to subsections 5.15(a)(iv), 5.15(b)(iii), and 5.15(c)(ii), plus the income and earnings referred to in subsections 5.20(d) and 5.21(c).

                  "Exempt Deferred Payment Obligation" means a Deferred Payment Obligation in respect of which the entity agreeing to pay the Deferred Payment Obligation Return Amount upon cancellation of the related insurance policy has a long term unsecured debt rating of Aaa by Moodys and AAA by Standard & Poor's (or if such entity is AIG or an affiliate of AIG, at least Aa3 by Moody's and AA- by Standard & Poor's).

                  "Financed Premium Percentage" means, in respect of any Monthly Period, the ratio (expressed as a percentage) of the aggregate of the portions of premiums financed or committed to be financed, as of the respective dates of origination of the related Premium Finance Obligations, of all Additional Receivables transferred to the Trust during such Monthly Period to the aggregate of the premiums paid or committed to be paid with respect to such Premium Finance Obligations.

                  "Fixed Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables (with respect to Originator Receivables) in the Trust as of the close of business on the last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the respective investor percentages used for allocations with respect to Principal Receivables for all outstanding Series on such date of determination.

                  "Floating Investor Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the end of the day on the Payment Date occurring during such Monthly Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables (with respect to Originator Receivables) in the Trust plus of the close of business on the last day of the preceding Monthly Period ending before the immediately preceding Payment Date minus Principal Receivables that have been removed from the Trust pursuant to
Section 2.07 of the Sale and Servicing Agreement and (b) the sum of the numerators used to calculate the respective investor percentages used for allocations with respect to Finance Charge Receivables, Investor Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination.

                  "Group One" means Series 2001-1 and each other Series specified in the related series supplement to be included in Group One.

                  "Increase" has the meaning specified in Section 3.1(a).

                  "Initial Investor Interest" means the aggregate initial principal amount of the Notes, which is $[___].

                  "Insurer Insolvency Event" means, with respect to any insurer, the commencement of an insolvency, receivership or similar proceeding in respect of such insurer.

                  "Interest Period" means, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing
Date) to but excluding such Payment Date.

                  "Investor Default Amount" means, with respect to any Monthly Period and any Receivable under a Premium Finance Obligation that became a Defaulted Obligation during such Monthly Period, an amount equal to the product of (a) the unpaid amount (including both principal and accrued unpaid finance charges) of such Receivable as of the date that such Premium Finance Obligation became a Defaulted Obligation and (b) the Floating Investor Percentage with respect to such Monthly Period; provided, however, that the calculation of "Investor Default Amount" shall in no event give effect to losses in respect of Excess Insured Concentration Amounts computed pursuant to clause (i) of the definition of Excess Receivables Amount or losses in respect of Excess Insurer Concentration Amounts (to the extent relating to an Insurer Insolvency Event) computed pursuant to clause (ii) of such definition.

                  "Investor Interest" means, on any date of determination, an amount equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest and (c) the Class C Investor Interest, each as of such date.

                  "Investor Percentage" means for any Monthly Period, (a) with respect to Finance Charge Receivables and Investor Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization Period, the Fixed Investor Percentage.

                  "Investor Principal Collections" means, with respect to any Monthly Period, the sum of (a) the aggregate amount deposited into the Principal Account for such Monthly Period pursuant to subsections 5.11(a)(ii), (iii) and
(iv), or 5.11(b)(ii), (iii) and (iv) or 5.11(d)(ii) in each case, as applicable to such Monthly Period, (b) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 5.15(a)(iii), 5.17(a), 5.17(b), 5.17(c), 5.17(d), 5.17(g) and 5.17(h) for such Monthly Period (other than such amount paid from Reallocated Principal Collections), (c) the aggregate amount of Collections on deposit in the Excess Funding Account on the related Transfer Date that are to be deposited in the Principal Account pursuant to subsection 5.11(f) in connection with the refinancing of any Class of Notes, the aggregate amount deposited in the Payment Account pursuant to Section 11 hereof.

                  "Investor Servicing Fee" has the meaning specified in Section 3 hereof.

                  "Legal Final Payment Date" means [____].

                  "LIBOR" means, for any Interest Period, the composite London interbank offered rate for one-month Dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 5.24.

                  "LIBOR Determination Date" means the second Business Day prior to the commencement of the second and each subsequent Interest Period (and with respect to the first Interest Period the second Business Day prior to the Closing Date).

                  "Long-Term Receivables" has the meaning specified in the last paragraph of Section 9 hereof.

                  "Mandatory Decrease" has the meaning specified in Section 3.2(a).

                  "Mandatory Servicer Advance" has the meaning specified in
Section 5.28.

                  "Maximum Yield Enhancement Amount" means, with respect to any Transfer Date, the amount calculated pursuant to the proviso to the definition of "Available Yield Enhancement Amount," determined on the assumption that the Class A Note Rate, the Class B Note Rate and the Class C Note Rate used in determining Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest, respectively, equals in each case 16% per annum or if then higher, the highest of the then current Class A Note Rate, Class B Note Rate or Class C Note Rate.

                  "Minimum Trust Interest" means for any date of determination an amount equal to (a) the product of 104% (or such lesser percentage as each Rating Agency shall confirm will not result in the reduction, qualification or withdrawal of the rating of the Class A Notes and such other Classes of Notes as are held by persons other than the Seller or its affiliates) times the greater of (x) the maximum Amortization Commencement Aggregate Funded Amount of any Series then outstanding and (y) the aggregate investor interest (or adjusted investor interest if applicable) as of such date minus (b) the aggregate investor interest (or adjusted investor interest if applicable)as of such date plus (c) the Excess Receivables Amount as of such date applied pursuant to
Section 5.25.

                  "Monthly Interest" means, with respect to any Transfer Date, the sum of (a) the Class A Monthly Interest, the Class A Additional Interest, if any, and the unpaid Class A Deficiency Amount, if any, (b) the Class B Monthly Interest, the Class B Additional Interest, if any, and the unpaid Class B Deficiency Amount, if any, (c) the Class C Monthly Interest, the Class C Additional Interest, if any, and the Class C Deficiency Amount, if any, each with respect to such Transfer Date.

                  "Monthly Payment Rate" means, in respect of any Monthly Period, a fraction (expressed as a percentage), the numerator of which shall equal the aggregate Collections received in respect of Principal Receivables and in Finance Charges on the Originator Receivables and Underlying Receivables during such Monthly Period and the denominator of which shall equal the aggregate amount of Originator Receivables and Underlying Receivables at the end of the preceding Monthly Period.

                  "Monthly Period" has the meaning specified in the Base Indenture, except that the first Monthly Period with respect to the Notes shall begin on and include the first day of the month in which the Closing Date occurs and shall end on and include [___], .

                  "Moody's Non-Investment Grade Insurer" means, on any date of determination, an insurer that as of the end of the immediately preceding Monthly Period did not have an insurance financial strength rating of at least investment grade (i.e., Baa3 or higher) by Moody's, unless Moody's shall have previously notified the Seller in writing that such insurer is not to be deemed a Moody's Non-Investment Grade Insurer (and shall not have revoked such notification).

                  "Net Servicing Fee Rate" means (a) so long as AIC, AICCO, IP Finance I, IP Finance II and IP Funding or any other affiliate thereof are separately or collectively the Servicer, 0% per annum and (b) otherwise, 0.50% per annum.

                  "91 Day Delinquency Amount" means, as of any Transfer Date, an amount equal to the product of (a) the Floating Investor Percentage and (b) the aggregate outstanding principal amount as of the end of the immediately preceding Monthly Period of the Premium Finance Obligations relating to

Receivables then in the Trust that are then overdue 91 days or more after cancellation of the related insurance policies (or, if cancellation was delayed, whether due to a stay by reason of an Insured's bankruptcy or other reason, after the date the policy would have been cancelled in the absence of such delay).

                  "Noteholder" means (a) with respect to the Class A Notes, the holder of record of a Class A Note, (b) with respect to the Class B Notes, the holder of record of a Class B Note, (c) with respect to the Class C Notes, the holder of record of a Class C Note and (d) with respect to any Notes, the holder of record of such Notes.

                  "Noteholders" means the holder of record of a Note.

                  "Notes" means the Class A Notes, the Class B Notes and the Class C Notes.

                  "Offered Notes" means the Class A Notes and Class B Notes.

                  "Optional Servicer Advances" has the meaning specified in
Section 5.28.

                  "Payment Account" means the account established for the benefit of the Noteholders pursuant to subsection 5.3(c).

                  "Payment Date" means[___], and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

                  "Pay Out Commencement Date" means the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Base Indenture or a Series 2001-1 Pay Out Event is deemed to occur pursuant to Section 9 hereof.

                  "Pool Factor" means, with respect to the last day of any Monthly Period, a number carried out to seven decimals representing the ratio of the Investor Interests as of such day (determined after taking into account any reduction therein which will occur on the Payment Date following such last day of such Monthly Period) to the Initial Investor Interests.

                  "Principal Funding Account" shall have the meaning set forth in subsection 5.22.

                  "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                  "Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

                  "Principal Funding Investment Shortfall" shall mean, as of each Transfer Date with respect to the Controlled Accumulation Period and the first Transfer Date with respect to the Rapid Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

                  "Rapid Amortization Period" means the Amortization Period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 2001-1 Termination Date and (b) the discharge of the Indenture of the Trust pursuant to Section 12.

                  "Rating Agency" means Moody's and Standard & Poor's.

                  "Reallocated Class B Principal Collections" means, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsections 5.18(a) and (b) in an amount not to exceed the product of (a) the Class B Investor Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

                  "Reallocated Class C Principal Collections" means, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsections 5.18(a) and (b) in an amount not to exceed the product of (a) the Class C Investor Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Class C Investor Interest after giving effect to any Class C Investor Charge-Offs for such Transfer Date.

                  "Reallocated Principal Collections" means the sum of (a) Reallocated Class B Principal Collections and (b) Reallocated Class C Principal Collections.

                  ["Reassignment Amount" with respect to a Reassignment Date pursuant to subsection 2.04(g) of the Sale and Servicing Agreement and Series 2001-1, means an amount equal to (i) the outstanding balance of the Notes of such Series at the end of the day immediately preceding the Reassignment Date, less the amount, if any, previously allocated for payment of principal to such Noteholders on the related Payment Date in the Monthly Period in which the Reassignment Date occurs, plus (ii) an amount equal to all interest accrued but unpaid on the Notes of such Series at the applicable Note Rate for the related

Interest Period through the last day of such Interest Period, less the amount, if any, previously allocated for payment of interest to the Noteholders of such Series on the related Payment Date in the Monthly Period in which the Reassignment Date occurs, plus (without duplication) (iii) the aggregate amount by which the Investor Interest shall have been reduced other than as a result of principal payments on the Notes, plus (iv) all Class A Refinance Amounts and Class B Refinance Amounts (including any amounts accruing as a result of the related reassignment).]

                  "Record Date" means for this Series, the day 5 Business Days prior to the related Payment Date.

                  "Reference Banks" means four major banks in the London interbank market selected by the Servicer and identified in an officer's certificate delivered to the Trustee on the Closing Date or in any subsequent officer's certificate delivered no later than one Business Day prior to any applicable LIBOR Determination Date.

                  "Refinance Date" means the date on which the Notes are redeemed in full pursuant to Section 11 hereof.

                  "Refinancing Price" means an amount equal to the sum of the unpaid Investor Interest (including any amounts by which the Investor Interest had previously been reduced for reasons other than payments of principal, but not reimbursed) and accrued and unpaid amounts and Monthly Interest and Prior Period Interest on the Notes at the respective Note Rates through the day preceding the Refinancing Date, less amounts, if any, on deposit on the Refinancing Date in the Payment Account for the payment of accrued and unpaid principal and interest on the Notes.

                  "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

                  "Required Reserve Account Amount" shall mean, with respect to any Transfer Date, an amount equal to (a) ___% of the outstanding principal balance of the Notes or (b) any other amount designated by the Seller; provided, however, that if such designation is of a lesser amount, the Seller shall (i) provide the Servicer and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2000-1.

                  "Revolving Period" means the period from and including the Closing Date to, but not including, the earliest of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out Commencement Date.

                  "S&P Non-AAA Insurer" means, on any date of determination, an insurer that as of the end of the immediately preceding Monthly Period did not have a claims-paying ability rating at least as high as the then applicable rating assigned by Standard & Poor's to the Class A Notes (other than any Affiliate of AIG with a Standard & Poor's rating of at least AA-), unless Standard & Poor's shall have previously notified the Seller in writing (and the Seller has notified Noteholders) that such insurer is not to be deemed an S&P Non-AAA Insurer (and shall not have revoked such notification).

                  "S&P Non-Investment Grade Insurer" means, on any date of determination, an insurer that as of the end of the immediately preceding Monthly Period did not have a claims-paying ability rating of at least investment grade (i.e., in one of the top four generic rating categories, irrespective of any plus or minus) by Standard & Poor's (other than any affiliate of AIG with a Standard & Poor's qualified solvency rating of at least
BBBq), unless Standard & Poor's shall have previously notified the Seller in writing that such insurer is not to be deemed an S&P Non-Investment Grade Insurer (and shall not have revoked such notification).

                  "Scheduled Payment Date" means the Payment Date in _________, 2007.

                  "Seller" means A.I. Receivables Transfer Corp.

                  "Series Principal Shortfall" means with respect to the Notes and any Transfer Date, the excess, if any, of (a) (i) with respect to any Transfer Date during the Controlled Accumulation Period, the applicable Controlled Deposit Amount for such Transfer Date or (ii) with respect to any Transfer Date during the Rapid Amortization Period, the Adjusted Investor Interest over (b) the Investor Principal Collections less Reallocated Principal Collections for such Transfer Date.

                  "Series 2001-1" means the Series of the AIG Premium Finance Loan Master Trust represented by the Notes.

                  "Series 2001-1 Pay Out Event" has the meaning specified in
Section 9 hereof.

                  "Series 2001-1 Termination Date" means the earliest to occur of (a) the Payment Date on which the Notes plus all other amounts due and owing to the Noteholders, are paid in full, (b) the Legal Final Payment Date and (c) the Trust Termination Date.

                  "Servicer Advances" has the meaning specified in Section 5.28.

                  "Servicer Default" has the meaning specified in section 10.01 of the Sale and Servicing Agreement.

                  "Shared Principal Collections" means, with respect to any Transfer Date, either (a) the amount allocated to the Notes which may be applied to the "Series Principal Shortfall" with respect to other outstanding Series in Group One or (b) the amounts allocated to the notes of other Series in Group One which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Notes.

                  "Single Insured Concentration Percentage" means for a given Insured the percentage calculated by taking the lesser of (a) 3% and (b) the greater of (i) 1% and (ii) the weighted average remaining installment term of the Receivables to such Insured, in months, divided by 1200.

                  "Trust" means the AIG Credit Premium Finance Master Trust, a Delaware business trust.

                  "Unconcentrated 240+ Day Delinquency Percentage" means for any date of determination the percentage calculated by dividing (a) the sum of the Unconcentrated Insured Amount for each Receivable relating to a Premium Finance Obligation that is 240 days or more past cancellation or cancellability of the related insurance policy, by (b) the aggregate unpaid principal balance of all Receivables.

                  "Unconcentrated Insured Amount" means for a given Insured the product of (i) the difference between such Insured's Single Insured Concentration Percentage and 1% (but such difference cannot be less than zero) and (ii) the aggregate unpaid principal balance of all Receivables.

                  "Yield Enhancement Account" has the meaning specified in subsection 5.20(a).

                  SECTION 2. Article 3 of the Base Indenture. Article 3 shall be read in its entirety as follows and shall be applicable only to the Notes:

                                    ARTICLE 3

                                INITIAL ISSUANCE

                  SECTION 3.1 Initial Issuance. Subject to satisfaction of the conditions precedent set forth herein, on the Closing Date, the Issuer will issue the Notes in the aggregate initial principal amount equal to the Initial Investor Interest in accordance with Section 2.2.

                  SECTION 3. Servicing Compensation. The share of the Servicing Fee allocable to Series 2001-1 with respect to any Transfer Date (the "Investor Servicing Fee") shall be equal to the sum of the Class A Servicing Fee, the Class B Servicing Fee and the Class C Servicing Fee with respect to such date. The share of the Investor Servicing Fee allocable to the Class A Investor Interest with respect to any Transfer Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class A Floating Allocation,
(ii) the Net Servicing Fee Rate and (iii) the Investor Interest for the relevant Interest Period. The share of the Investor Servicing Fee allocable to the Class B Investor Interest with respect to any Transfer Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class B Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Investor Interest for the related Interest Period. The share of the Investor Servicing Fee allocable to the Class C Investor Interest with respect to any Transfer Date (the "Class C Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class C Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Investor Interest for the related Interest Period. Except as specifically provided above, the Investor Servicing Fee shall be paid by the cash flows from the Trust Estate allocated to the Issuer or the noteholders of other Series (as provided in the related series supplements) and in no event shall the Trust, the Trustee or the Noteholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 5.15(a)(ii) and 5.17(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 5.15(b)(ii) and 5.17(d). The Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 5.15(c)(i) and 5.17(g). The Servicing Fee for the first Monthly Period will be zero.

                  SECTION 4. Cleanup Call.

                  (a) The Notes shall be subject to purchase by the Servicer at its option, in accordance with the terms specified in subsection [12.4(a)] on any Payment Date on or after the Payment Date on which the Investor Interest is reduced to an amount less than or equal to 10% of the Initial Investor Interest.

                  (b) The deposit required in connection with any such purchase will be equal to the sum of (a) the outstanding principal balance of the Notes plus (b) accrued and unpaid interest on the Notes through the day preceding the Payment Date on which the purchase occurs, plus (c) the aggregate amount by which the principal balance of the Notes shall have been reduced for reasons other than payment of principal to the Noteholders, plus (d) all other Class A Refinance Amounts and Class B Refinance Amounts (including any amounts accruing as a result of the application of the proceeds of such purchase), minus (e) the amounts, if any, on deposit at such Payment Date in the Payment Account for the payment of principal and interest due the Noteholders.

                  SECTION 5. Delivery and Payment for the Notes. The Trustee shall execute, authenticate and deliver the Notes in accordance with Section 2.4 and Section 6 below.

                  SECTION 6. Form of Delivery of the Notes; Depository; Denominations.

                  (a) The Class A Notes and Class B Notes shall be delivered as Registered Notes in book-entry form. The Class C Notes shall be delivered as Registered Notes in certificated form as provided in Section 2.1 of the Base Indenture, shall be initially registered in the name of the Seller and, notwithstanding anything to the contrary contained in the Base Indenture, shall not be transferred, sold or pledged, in whole or in part, other than pursuant to
Section 2.1 of the Base Indenture.

                  (b) [RESERVED].

                  (c) [RESERVED].

                  (d) [RESERVED].

                  (e) The Offered Notes will be issuable in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Class C Notes will be issued in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof.

                  (f) The holder of a Definitive Note may transfer such Definitive Note, by surrendering it at (i) the office or agency maintained by the Trustee for such purpose in The City of New York or (ii) the office of any transfer agent appointed by the Issuer.

                  SECTION 7. Article 5 of Base Indenture. Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 shall be read in their entirety as provided in the Base Indenture. Article 5 (except for Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 thereof) and for purposes of Series 2001-1, the following provisions shall constitute part of Article 5 of the Indenture and shall be applicable only to the Notes:

                                    ARTICLE 4

                                    ARTICLE 5

                    ALLOCATION AND APPLICATION OF COLLECTIONS

                  SECTION 5.10 Rights of Noteholders. The Notes shall be secured by the Investor Interest in the Trust Estate, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Notes at the times and in the amounts specified in this Base Indenture and this Series Supplement, (a) the Floating Investor Percentage and Fixed Investor Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) without duplication, funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account, the Yield Enhancement Account, the Excess Funding Account and the Payment Account. The Class C Notes shall be subordinate to the Class A Notes and the Class B Notes to the extent provided herein. The Class B Notes shall be subordinate to the Class A Notes to the extent provided herein. The Trust Interest shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account, the Yield Enhancement Account, the Excess Funding Account or the Payment Account, except as specifically provided in this Article 5.

                  SECTION 5.11 Allocations.

                  (a) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Interest or the Issuer (as holder of the Trust Interest) and pay or deposit from the Collection Account the following amounts as set forth below:

                           (i) Deposit into the Finance Charge Account an amount
                  equal to the product of (A) the Investor Percentage on the date of receipt of such Collections and (B) the aggregate amount of Collections received in respect of Finance Charge Receivables on such date to be applied in accordance with
                  Section 5.15.

                           (ii) Deposit into the Principal Account an amount
                  equal to the product of (A) the Class C Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied first in accordance with Section 5.18 and then in accordance with subsection 5.15(d).

                           (iii) Deposit into the Principal Account an amount
                  equal to the product of (A) the Class B Investor Allocation on the date of receipt of such Collections, (B) the Investor

                  Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied first in accordance with Section 5.18 and then in accordance with subsection 5.15(d).

                           (iv) Deposit into the Principal Account an amount
                  equal to the product of (A) the Class A Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied in accordance with subsection 5.15(d);

                           (v) Pay to the Issuer, (without duplication) an
                  amount equal to the excess, if any, of the aggregate amount of Collections received in respect of Finance Charge Receivables and Principal Receivables on the date of receipt of such Collections over the sum of (A) the amounts deposited pursuant to subsections 5.11(a)(i), (ii), (iii) and (iv) above; (B) the amount required to be deposited in the Yield Enhancement Account pursuant to subsection 5.20(b); and (C) any amounts required to be otherwise applied under any comparable provision of any other Series Supplement; provided, however, that the amount to be paid to the Issuer, pursuant to this subsection 5.11(a)(v) and any comparable provision of any other Series Supplement with respect to any such date shall be paid to the Issuer, only to the extent that the Trust Interest as of the end of the prior Monthly Period (as adjusted to give effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction or increase in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date and the application of payments referred to in subsection 5.4(b) of the Base Indenture) is greater than the largest required Minimum Trust Interest of any Series outstanding and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 5.11(f).

                  (b) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Interest or the Issuer (as holder of the Trust Interest), and pay or deposit from the Collection Account the following amounts as set forth below:

                           (i) Deposit into the Finance Charge Account an amount
                  equal to the product of (A) the Investor Percentage on the date of receipt of such Collections and (B) the aggregate amount of Collections received in respect of Finance Charge Receivables on such date to be applied in accordance with
                  Section 5.15.

                           (ii) Deposit into the Principal Account an amount
                  equal to the product of (A) the Class C Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied first in accordance with Section 5.18 and then in accordance with subsection 5.15(e).

                           (iii) Deposit into the Principal Account an amount
                  equal to the product of (A) the Class B Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied first in accordance with Section 5.18 and then in accordance with subsection 5.15(e).

                           (iv) Deposit into the Principal Account an amount
                  equal to the product of (A) the Class A Investor Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date to be applied in accordance with subsection 5.15(e).

                           (v) Pay to the Issuer (without duplication), an
                  amount equal to the excess, if any, of the aggregate amount of Collections received in respect of Finance Charge Receivables and Principal Receivables on the date of receipt of such Collections over the sum of (A) the amounts deposited pursuant to subsections 5.11(b)(i), (ii), (iii) and (iv) above; (B) the amount required to be deposited in the Yield Enhancement Account pursuant to subsection 5.20(b); and (C) any amounts required to be otherwise applied under any comparable provision of any other Series Supplement; provided, however, that the amount to be paid to the Issuer, pursuant to this subsection 5.11(b)(v) and any comparable provision of any other Series Supplement with respect to any such date shall be paid to the Issuer only to the extent that the Trust Interest as of the end of the prior Monthly Period (as adjusted to give effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction or increases in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date and the application of payments referred to in subsection 5.4(b) of the Base Indenture) is greater than the largest required Minimum Trust Interest of any Series outstanding and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 5.11(f).

                  (c) [RESERVED].

                  (d) Allocations During the Rapid Amortization Period. During the Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Noteholders and pay or deposit from the Collection Account the following amounts as set forth below:

                           (i) Deposit into the Finance Charge Account an amount
                  equal to the product of (A) the Investor Percentage on the date of receipt of such Collections and (B) the aggregate amount of Collections received in respect of Finance Charge Receivables on such date to be applied in accordance with
                  Section 5.15.

                           (ii) Deposit into the Principal Account an amount
                  equal to the product of (A) the Investor Percentage on the date of receipt of such Collections and (B) the aggregate amount of Collections processed in respect of Principal Receivables on such date; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 5.11(d)(ii) shall not exceed the sum of (a) the Adjusted Investor Interest as of such date (after taking into account any payments to be made on the Payment Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Investor Interest to be made on the Transfer Date relating to such Monthly Period) and (b) any Reallocated Principal Collections relating to the Monthly Period in which such deposit is made.

                           (iii) Pay to the Issuer, (without duplication) an
                  amount equal to the excess, if any, of the aggregate amount of Collections received in respect of Finance Charge Receivables and Principal Receivables on the date of receipt of such Collections over the sum of (A) the amounts deposited pursuant to subsections 5.11(d)(i) and (ii) above; (B) the amount required to be deposited in the Yield Enhancement Account pursuant to subsection 5.20(b); and (C) any amounts required to be otherwise applied under any comparable provision of any other Series Supplement; provided, however, that the amount to be paid to the Issuer, pursuant to this subsection 5.11(d)(iii) and any comparable provision of any other Series Supplement with respect to any such date shall be paid to the Issuer, only to the extent that the Trust Interest as of the end of the prior Monthly Period (as adjusted to give effect to the inclusion in, or removal from, the Trust of all Receivables transferred to or from the Trust and/or any reduction or increase in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date and the application of payments referred to in subsection 5.4(b) of the Base Indenture) is greater than the largest required Minimum Trust Interest of any Series outstanding and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 5.11(f).

                  (e) [RESERVED].

                  (f) Excess Funding Collections. Any Collections in respect of Principal Receivables or Finance Charge Receivables not allocated and paid to the Issuer, because of the limitations contained in subsections 5.11(a)(v), 5.11(b)(v), 5.11(d)(iii), 5.15(d)(ii), 5.15(e)(v) and 5.17(k) shall be deposited in the Yield Enhancement Account and any other comparable account for any other Series to the extent required by such subsections and/or subsection 5.20(b) and any comparable provision of any other Series Supplement, and the remainder shall be held in the Excess Funding Account and, prior to the commencement of the Controlled Accumulation Period, or the Rapid Amortization Period, shall be paid (without duplication) to the Issuer, on any subsequent date when, and only to the extent that the Trust Interest as of the end of the prior Monthly Period (as adjusted to give effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date) is greater than the largest required Minimum Trust Interest of any Series outstanding; provided, however, that if an Accumulation Period or an Amortization Period commences with respect to any Series, any funds on deposit in the Excess Funding Account, shall be released from the Excess Funding Account, deposited in the Principal Account and treated as Shared Principal Collections to the extent needed to cover principal payments due to or for the benefit of such Series.

                  (g) Notwithstanding the preceding provisions of subsections 5.11(a), 5.11(b) and 5.11(d), the deposits required by such subsections shall be subject to the third paragraph of subsection 5.4(a) of the Base Indenture. With respect to any Series of notes, and notwithstanding anything in the Base Indenture or any Series Supplement to the contrary, whether or not the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account, the Principal Account or the Excess Funding Account pursuant to subsections 5.11(a), 5.11(b) and 5.11(d), with respect to any Monthly Period, (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account, the Principal Account or the Excess Funding Account up to the required amount to be deposited into any such deposit account or, without duplication, paid on or prior to the related Payment Date to the noteholders of all Series and (ii) if at any time prior to such Payment Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account and allocate and pay such excess (without duplication) to the Issuer, in accordance with subsection 5.4(c) of the Base Indenture.

                  SECTION 5.12 Determination of Monthly Interest.

                  (a) The amount of monthly interest payable to the Class A Notes shall be determined as of each Transfer Date and shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Rate in effect with respect to the related Interest Period, and (ii) the outstanding principal balance of the Class A Notes at the start of such Interest Period (the "Class A Monthly Interest"); provided, however, that in addition to Class A Monthly Interest an amount equal to the sum of (i) the amount of any unpaid Class A Deficiency Amounts, as defined below, and (ii) an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) a rate equal to 2% per annum over the Class A Note Rate in effect with respect to the related Interest Period, times
(C) any Class A Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class A Noteholders) (such product, the "Class A Additional Interest") shall also be payable to the Class A Notes; provided further, that the "Class A Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of (x) the sum of the Class A Monthly Interest, the Class A Additional Interest and the Class A Deficiency Amount as determined pursuant to the preceding sentence for the prior Interest Period, over (y) the amount actually paid in respect thereof on the preceding Payment Date.

                  (b) The amount of monthly interest payable to the Class B Notes shall be determined as of each Transfer Date and shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Rate in effect with respect to the related Interest Period, and (ii) the outstanding principal balance of the Class B Notes at the start of such Interest Period (the "Class B Monthly Interest"); provided, however, that in addition to Class B Monthly Interest an amount equal to the sum of (i) the amount of any unpaid Class B Deficiency Amounts, as defined below, and (ii) an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) a rate equal to 2% per annum over the Class B Note Rate in effect with respect to the related Interest Period, and (C) any Class B Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class B Noteholders) (such product, the "Class B Additional Interest") shall also be payable to the Class B Notes; provided further, that the "Class B Deficiency Amount" for any Transfer Date shall be equal to the (x) the sum of the Class B Monthly Interest, the Class B Additional Interest and the Class B Deficiency Amount as determined pursuant to the preceding sentence for the prior Interest Period, over (y) the amount actually paid in respect thereof on the preceding Payment Date.

                  (c) The amount of monthly interest payable to the Class C Notes shall be determined as of each Transfer Date and shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Rate in effect with respect to the related Interest Period, and (ii) the outstanding principal balance of the Class C Notes at the start of such Interest Period (the "Class C Monthly Interest"); provided, however, that in addition to Class C Monthly Interest an amount equal to the sum of (i) the amount of any unpaid Class C Deficiency Amounts, as defined below, and (ii) an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) a rate equal to 2% per annum over the Class C Note Rate in effect with respect to the related Interest Period, and (C) any Class C Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class C Noteholders) (such product, the "Class C Additional Interest") shall also be payable to the Class C Notes; provided further, that the "Class C Deficiency Amount" for any Transfer Date shall be equal to the (x) the sum of the Class C Monthly Interest, the Class C Additional Interest and the Class C Deficiency Amount as determined pursuant to the preceding sentence for the prior Interest Period, over (y) the amount actually paid in respect thereof on the preceding Payment Date.

                  SECTION 5.13 Determination of Monthly Principal.

                  (a) The amount of monthly principal payable from the Principal Account with respect to the Class A Notes on each Transfer Date ("Class A Monthly Principal"), beginning with the Transfer Date in the month in which the Controlled Accumulation Period begins or, if earlier, the first Transfer Date occurring after the Rapid Amortization Period begins, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account for such Transfer Date, (ii) for each Transfer Date occurring with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Investor Interest prior to any deposit into the Principal Funding Account (after taking into account any adjustments to be made on such Transfer Date pursuant to Section 5.16) on such Transfer Date.

                  (b) The amount of monthly principal payable from the Principal Account with respect to the Class B Notes on each Transfer Date (the "Class B Monthly Principal"), relating to the Controlled Accumulation Period, beginning with the Transfer Date on which an amount equal to the Class A Investor Interest has been deposited into the Principal Funding Account (after taking into account any payments to be made on such Transfer Date), or during the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Payment Date on which the Class A Notes will be paid in full (after taking into account payments to be made on the related Payment Date), shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date) (ii) for each Transfer Date with respect to the Class B Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly Principal for such Transfer Date) and (iii) the Class B Adjusted Investor Interest prior to any deposit in the Principal Funding Account (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 5.16 and 5.18) on such Transfer Date.

                  (c) The amount of monthly principal payable from the Principal Account with respect to the Class C Notes on each Transfer Date (the "Class C Monthly Principal"), with respect to (A) the Controlled Accumulation Period, beginning with the Transfer Date on which an amount equal to the sum of (i) the Class A Investor Interest and (ii) the Class B Investor Interest has been deposited in the Principal Funding Account (after taking into account deposits to be made on such Transfer Date), or (B) the Rapid Amortization Period beginning with the Transfer Date immediately preceding the Payment Date on which the Class B Notes will have been paid in full (after taking into account payments to be made on the related Payment Date), shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date (minus the sum of the Class A Monthly Principal and the Class B Monthly Principal for such Transfer Date; and (iii) the Class C Adjusted Investor Interest prior to any deposit in the Principal Funding Account (after taking into account any adjustments to be made on such Transfer Date pursuant to Section 5.16 and 5.18) on such Transfer Date.

                  SECTION 5.14 Coverage of Required Amount.

                  (a) On or before each Transfer Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which an amount equal to the sum of (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Deficiency Amount, if any, for such Transfer Date, plus
(iii) the Class A Additional Interest, if any, for such Transfer Date, plus (iv) the Class A Servicing Fee for the prior Monthly Period plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date that will be payable on the related Payment Date, plus (vi) the Class A Investor Default Amount, if any, for the prior Monthly Period exceeds the Class A Available Funds for the related Monthly Period.

                  (b) On or before each Transfer Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, plus (B) the Class B Deficiency Amount, if any, for such Transfer Date, plus (C) the Class B Additional Interest, if any, for such Transfer Date, plus (D) the Class B Servicing Fee for the prior Monthly Period, plus (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date that will be payable on the related Payment Date, exceeds the Class B Available Funds for the related Monthly Period, plus (ii) the Class B Investor Default Amount, if any, for the prior Monthly Period.

                  (c) On or before each Transfer Date, the Servicer shall determine the amount (the "Class C Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class C Servicing Fee for such Transfer Date, plus (B) the Class C Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class C Available Funds for the related Monthly Period, plus (ii) Class C Monthly Interest for such Transfer Date, plus
(iii) the Class C Deficiency Amount, if any, for such Transfer Date, plus (iv) the Class C Additional Interest, if any, for such Transfer Date, plus (v) the Class C Investor Default Amount, if any, for such Transfer Date.

                  (d) In the event that the sum of the Class A Required Amount and the Class B Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A

Required Amount and Class B Required Amount or before such Transfer Date. In the event that the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread and the funds on deposit in the Yield Enhancement Account with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be paid first from the Finance Charge Account and then from the Yield Enhancement Account on such Transfer Date pursuant to subsection 5.17(a). In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread and the funds on deposit in the Yield Enhancement Account with respect to such Transfer Date, the Collections of Principal Receivables allocable to each Class with respect to the prior Monthly Period shall be applied as specified in Section 5.18. In the event that the Class B Required Amount for such Transfer Date is greater than zero, all or a portion of Excess Spread and the funds on deposit in the Yield Enhancement Account with respect to such Transfer Date in an amount equal to the Class B Required Amount, to the extent available, shall be distributed first from the Finance Charge Account and then from the Yield Enhancement Account on such Transfer Date pursuant to
Section 5.17(c). In the event that the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread and funds on deposit in the Yield Enhancement Account available to fund the Class B Required Amount pursuant to subsection 5.17(c), the Collections of Principal Receivables allocable to each Class shall be applied as specified in Section 5.18; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

                  SECTION 5.15 Monthly Payments. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of the Monthly Servicer Report, attached as Exhibit C to the Sale and Servicing Agreement) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Payment Date, as applicable, to the extent of available funds, the amounts in respect of the Notes required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account, the Excess Funding Account and the Payment Account as follows:

                  (a) An amount equal to the Class A Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

                           (i) an amount equal to Class A Monthly Interest for
                  such Transfer Date, plus the amount of any Class A Deficiency Amount, if any, for such Transfer Date, plus the amount of any Class A Additional Interest, if any, for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Payment Account;

                           (ii) an amount equal to the Class A Servicing Fee for
                  such Transfer Date, plus the amount of any Class A Servicing

                  Fee due but not paid to the Servicer on any prior Transfer Date shall be paid to the Servicer;

                           (iii) an amount equal to the Class A Investor Default
                  Amount, if any, for the preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and

                           (iv) the balance, if any, shall constitute Excess
                  Spread and shall be allocated and distributed as set forth in
                  Section 5.17.

                  (b) An amount equal to the Class B Available Funds deposited into the Finance Charge Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

                           (i) an amount equal to the Class B Monthly Interest
                  for such Transfer Date, plus the amount of any Class B Deficiency Amount, if any, for such Transfer Date, plus the amount of any Class B Additional Interest, if any, for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Payment Account;

                           (ii) an amount equal to the Class B Servicing Fee for
                  such Transfer Date, plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Transfer Date for such Transfer Date shall be paid to the Servicer; and

                           (iii) the balance, if any, shall constitute Excess
                  Spread and shall be allocated and distributed as set forth in
                  Section 5.17.

                  (c) An amount equal to the Class C Available Funds deposited into the Finance Charge Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

                           (i) an amount equal to the Class C Servicing Fee for
                  such Transfer Date, plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be paid to the Servicer; and

                           (ii) the balance, if any, shall constitute Excess
                  Spread and shall be allocated and distributed as set forth in
                  Section 5.17.

                  (d) During the Revolving Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

                           (i) an amount equal to the lesser of (A) the product
                  of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections for such Transfer

                  Date and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series in Group One and (2) the Cumulative Series Principal Shortfall, if any, and (B) Available Investor Principal Collections, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series in Group One other than this Series 2001-1; and

                           (ii) an amount equal to the excess, if any, of (A)
                  the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsection 5.15(d)(i) above shall be paid to the Issuer; provided, however, that the amount to be paid to the Issuer, pursuant to this subsection 5.15(d)(ii) with respect to such Transfer Date shall be paid to the Issuer, if, and only to the extent that the Trust Interest as of the end of the prior Monthly Period (adjusted to give effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date and the application of payments referred to in subsection 5.4(b) of the Base Indenture) is greater than the largest required Minimum Trust Interest of any Series outstanding and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 5.11(f).

                  (e) During the Controlled Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period shall be distributed on each Transfer Date in the following priority:

                           (i) an amount equal to the Class A Monthly Principal
                  for such Transfer Date, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Payment Account;

                           (ii) after giving effect to the distribution referred
                  to in clause (i) above, an amount equal to the Class B Monthly Principal, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Payment Account;

                           (iii) after giving effect to the distributions
                  referred to in clauses (i) and (ii) above, an amount equal to the Class C Monthly Principal shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period distributed to the Class C Noteholders;

                           (iv) an amount equal to the lesser of (A) the product
                  of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 5.15 (e) (i), (ii) and
                  (iii) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series in Group One and (2) the Cumulative Series Principal Shortfall, if any, and (B) the Available Investor Principal Collections remaining after the application specified in subsections 5.15 (e) (i), (ii) and (iii) above shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series in Group One other than this Series 2000-1; and

                           (v) an amount equal to the excess, if any of (A) the
                  Available Investor Principal Collections over (B) the applications specified in Subsections 5.15 (e) (i) through
                  (iv) above shall be paid to the Issuer; provided, however, that the amount to be paid to the Issuer pursuant to this subsection 5.15 (e) (v) with respect to such Transfer Date shall be paid to the Issuer if, and only to the extent that, the Trust Interest on as of the end of the prior Monthly Period is equal to or greater than the Minimum Seller Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in Subsection 5.15 (b)) and otherwise shall be deposited into the Excess Funding Account.

                  (f) [RESERVED].

                  (g) On the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Scheduled Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Payment Account the amount on deposit in the Principal Funding Account.

                  (h) On each Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall pay in accordance with subsections
6.1 (a) and 6.1 (b) from the Payment Account the following amounts (in each case determined as of the immediately preceding Transfer Date) in the following order of priority: (i) to the Class A Noteholders from the Payment Account, the amount deposited into the Payment Account pursuant to subsection 5.15(a)(i) on the preceding Transfer Date and (ii) to the Class B Noteholders from the Payment Account, the amount deposited into the Payment Account pursuant to subsection 5.15(b)(i) on the preceding Transfer Date.

                  (i) On the earlier to occur of (a) the Scheduled Payment Date in the Controlled Amortization Period, (b) the first Payment Date occurring after the Rapid Amortization Period begins, and on each Payment Date thereafter, the Trustee, acting in accordance with instructions from the Servicer, shall pay in accordance with subsections 6.1(a) and 6.1(b) from the Payment Account the amount so deposited into the Payment Account pursuant to subsections 5.15(e) the following amounts (in each case determined as of the immediately preceding Transfer Date) on the related Transfer Date in the following priority:

                           (i) to the Class A Noteholders from the Payment
                  Account, an amount equal to the lesser of (A) the amount on deposit in the Payment Account, (B) the Class A Monthly Principal and (C) the outstanding balance of the Class A Notes;

                           (ii) to the Class B Noteholders from the Payment
                  Account, after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of (A) the amount on deposit in the Payment Account, (B) the Class B Monthly Principal and (C) the outstanding balance of the Class B Notes;

                           (iii) to the Servicer from the Payment Account, after
                  giving effect to the distributions in clauses (i) and (ii) above, the amount to be deposited into the Payment Account pursuant to subsection 5.15(c)(i) on the preceding Transfer Date; and

                           (iv) to the Class C Noteholders from the Payment
                  Account, after giving effect to the distributions referred to in clause (i), (ii) and (iii) above, an amount equal to the lesser of (A) the amount on deposit in the Payment Account,
                  (B) the Class C Monthly Principal and (C) the outstanding balance of the Class C Notes.

                  (j) The Controlled Accumulation Period is scheduled to commence at the close of business on [____] 2007; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 18 months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Scheduled Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the ________________________ Payment Date, and each Payment Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

                  SECTION 5.16 Investor Charge-Offs.

                  (a) On or before each Transfer Date, the Servicer shall calculate the Class A Investor Default Amount. If on any Transfer Date, the Class A Investor Default Amount for such Transfer Date exceeds the sum of the amount to be distributed with respect thereto pursuant to subsection 5.15(a)(iii) and 5.17(a) and Section 5.18 with respect to such Monthly Period, the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Principal Collections on such Transfer
Date) shall be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest shall be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Principal Collections for which the Class C Investor Interest is not reduced on such Transfer Date) shall be reduced by the amount by which the Class C Investor Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest shall be reduced to zero, and the Class A Investor Interest shall be reduced (but not below zero) by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date (a "Class A Investor Charge-Off"). The Class A Investor Interest shall thereafter be reimbursed on any Transfer Date by the amount of Excess Spread and funds on deposit in the Yield Enhancement Account allocated and available for such purpose pursuant to subsection 5.17(b).

                  (b) On or before each Transfer Date, the Servicer shall calculate the Class B Investor Default Amount. If on any Transfer Date, the Class B Investor Default Amount for such Transfer Date exceeds the amount of Excess Spread, funds on deposit in the Yield Enhancement Account and Reallocated Principal Collections which are allocated and available to fund such amount pursuant to subsection 5.17(c) and Section 5.18, the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments with respect thereto as described in subsection 5.16(a) above) shall be reduced by the amount of such excess, but not by more than the lesser of the Class B Investor Default Amount and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Principal Collections on such Transfer Date and after giving effect to any adjustments with respect thereto as described in subsection 5.16(a) above) for such Transfer Date. In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest shall be reduced to zero and the Class B Investor Interest shall be reduced (but not below zero) by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B

Investor Interest shall also be reduced (but not below zero) by the amount of Reallocated Principal Collections in excess of the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs and any Reallocated Investor Principal Collections on such Transfer Date) allocated thereto pursuant to Section 5.18 and then by the amount of any portion of the Class B Investor Interest allocated to the Class A Investor Interest to avoid a reduction in the Class A Investor Interest pursuant to subsection 5.16(a) above. The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Notes) on any Transfer Date by the amount of Excess Spread and funds on deposit in the Yield Enhancement Account allocated and available for that purpose as described under subsection 5.17(d).

                  (c) On or before each Transfer Date, the Servicer shall calculate the Class C Investor Default Amount. If on any Transfer Date, the Class C Investor Default Amount for such Transfer Date exceeds the amount of Excess Spread and funds on deposit in the Yield Enhancement Account which are allocated and available to fund such amount pursuant to subsection 5.17(i), the Class C Investor Interest shall be reduced by the amount of such excess, but not by more than the lesser of the Class C Investor Default Amount and the Class C Investor Interest for such Transfer Date (a "Class C Investor Charge-Off"). The Class C Investor Interest shall also be reduced (but not below zero) by the amount of Reallocated Principal Collections allocated thereto pursuant to
Section 5.18 and then by the amount of any portion of the Class C Investor Interest allocated to the Class A Notes and/or the Class B Notes to avoid a reduction in the Class A Investor Interest, pursuant to subsection 5.16(a), or the Class B Investor Interest, pursuant to subsection 5.16(b), respectively. The Class C Investor Interest shall thereafter deemed to be reimbursed (but not in excess of the unpaid principal balance of the Class C Notes) on any subsequent Transfer Date by the amount of the Excess Spread and the funds on deposit in the Yield Enhancement Account allocated and available for that purpose as described under subsection 5.17(j).

                  (d) For purposes of calculating the Investor Default Amount and the Excess Receivables Amount, the Servicer shall keep records sufficient to track cumulative losses in respect of Receivables on an Insured-by-Insured basis and on an insurer-by-insurer basis.

                  (e) For purposes of calculating the Investor Default Amount the Servicer shall allocate losses, Recoveries, returned premium, if any, and other related proceeds between (i) Receivables remaining in the Trust after the Seller's repurchase of Long-Term Receivables and (ii) Long-Term Receivables in accordance with Section 9 hereof based on their respective par value at the time that the related Premium Finance Obligation becomes a Defaulted Obligation.

                  (f) Except as otherwise expressly provided herein, if losses and investment expenses attributable to the investment of amounts on deposit in any Investor Account or any Series Account shall exceed interest and investment earnings in respect of such amounts during any Monthly Period, the net losses and expenses shall be allocated between the investor interests of all outstanding Series, on the one hand, and the Trust Interest, on the other hand, in the same proportion that losses in respect of Receivables are so allocated for such Monthly Period.

                  SECTION 5.17 Excess Spread and Allocation of funds on deposit in the Yield Enhancement Account. On or before each Transfer Date, the Trustee acting pursuant to the Servicer's instructions, shall apply Excess Spread in the Finance Charge Account and to the extent necessary transfer funds on deposit in the Yield Enhancement Account (after giving effect to the deposits to be made therein on such date pursuant to Section 5.20) to the Finance Charge Account with respect to the related Monthly Period to make the following distributions on each Transfer Date in the following priority: (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 5.15(a);

                  (b) an amount equal to the aggregate amount by which the Class A Investor Interest has been reduced below the Class A Initial Investor Interest on previous Transfer Dates for reasons other than the payment of principal to the Class A Noteholders (but not in excess of the aggregate amount of such reductions that have not been previously reimbursed) will be treated as a portion of Available Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

                  (c) an amount equal to the Class A Prior Period Interest, if any, will be paid to the Class A Noteholders]

                  (d) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 5.15(b) and then any remaining amount available to pay the Class B Investor Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

                  (e) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the Class B Initial Investor Interest on previous Transfer Dates for reasons other than the payment of principal to the Class B Noteholders (but not in excess of the aggregate amount of such reductions that have not been previously reimbursed) will be treated as a portion of Available Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

                  (f) [an amount equal to the Class B Prior Period Interest, if any, will be paid to the Class B Noteholders;]

                  (g) an amount equal to the Class C Required Amount, if any, with respect to such Transfer Date will be used to fund the Class C Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 5.15(c) and then any remaining amount available to pay, in order of priority, the Class C Monthly Interest, the Class C Additional Interest, if any, and the Class C Deficiency Amount, if any, shall be used to fund such amounts;

                  (h) an amount equal to the aggregate Class C Investor Default Amount, if any, for the prior Monthly Period will be treated as a portion of Available Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

                  (i) an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced below the Class C Initial Investor Interest on previous Transfer Dates for reasons other than the payment of principal to the Class C Noteholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Available Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

                  (j) any remaining Excess Spread, after giving effect to the payments made pursuant to subsections (a) through (i) above, shall be deposited in the Yield Enhancement Account to the extent necessary to cause the funds therein to equal the 91 Day Delinquency Amount; and

                  (k) an amount equal to the Class C Prior Period Interest, if any, will be paid to the Class C Noteholders;

                  (l) the balance in the Yield Enhancement Account, if any, in excess of the 91 Day Delinquency Amount, after giving effect to the payments made pursuant to subsections (a) through (k) above, shall be paid on such Transfer Date to the Trust and will not be available for any future payments to Noteholders (but only if a Pay Out Event has not theretofore occurred); provided, however, that the amount to be paid to the Trust, pursuant to this subsection 5.17(i) with respect to such date shall be paid only if the Trust Interest as of the end of the prior Monthly Period (after giving effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction or increase in any outstanding notes since the end of such prior Monthly Period and on or prior to the following Payment Date and the application of payments referred to in subsection 5.4(b) of the Base Indenture) is greater than the largest required Minimum Trust Interest and otherwise shall be deposited into the Excess Funding Account in accordance with
Section 5.11(f). Funds remaining on deposit in the Yield Enhancement Account under this subsection 5.17 shall be available on the next succeeding Transfer Date for application, together with any additional amounts required to be deposited therein on or prior to such Transfer Date as provided elsewhere herein, in accordance with this Section 5.17.

                  SECTION 5.18 Reallocated Principal Collections. On or before each Transfer Date, the Trustee shall withdraw from the Principal Account and apply Reallocated Principal Collections (applying first all Reallocated Class C Principal Collections and then all Reallocated Class B Principal Collections, to the extent necessary) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

                  (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread, together with the amount of funds on deposit in the Yield Enhancement Account available to cover the Class A Required Amount pursuant to subsection 5.17(a) on such Transfer Date shall be transferred to the Finance Charge Account with respect to the related Monthly Period, shall be applied pursuant to subsections 5.15(a)(i), (ii) and (iii); and

                  (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread, together with the amounts of funds on deposit in the Yield Enhancement Account available to cover the Class B Required Amount pursuant to subsection 5.17(c) on such Transfer Date shall be transferred to the Finance Charge Account on such Transfer Date shall be applied first pursuant to subsections 5.15(b)(i) and (ii) and then pursuant to subsection 5.17(c), provided that the amount transferred pursuant to this clause (b) shall not exceed the excess (if any) of (x)the sum of the Class C Investor Interest plus the Class B investor Interest over (y) the amount described in the clause (a) above.

                  (c) On each Transfer Date, the Class C Investor Interest shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date. In the event that such reduction would cause the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date) to be a negative number, the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor Interest shall be reduced (but not below zero) after giving effect to any Class B Investor Charge-Offs for such Transfer Date by the amount by which the Class C Investor Interest would have been reduced below zero.

                  SECTION 5.19 Shared Principal Collections.

                  (a) The portion of Shared Principal Collections on deposit in the Principal Account equal to the amount of Shared Principal Collections allocable to Series 2001-1 on any Transfer Date shall be treated and applied as an Available Investor Principal Collection pursuant to Section 5.15 and pursuant to such Section 5.15 shall be deposited in the Payment Account or distributed to the Issuer.

                  (b) Shared Principal Collections allocable to Series 2001-1 with respect to any Transfer Date means an amount equal to the Series Principal Shortfall, if any, with respect to Series 2001-1 for such Transfer Date; provided, however, that if the aggregate amount of Shared Principal Collections for all Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 2001-1 on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 2001-1 for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Principal Shortfall for all Series for such Transfer Date.

                  (c) Solely for the purpose of determining the amount of Available Investor Principal Collections to be treated as Shared Principal Collections on any Transfer Date allocable to other Series in Group One, on each Determination Date, the Servicer shall determine the Class A Required Amount, Class B Required Amount, the Class C Required Amount, Excess Spread, the Available Yield Enhancement Amount and Reallocated Principal Collections as of such Determination Date for the following Transfer Date.

                  SECTION 5.20 Yield Enhancement Account.

                  (a) The Servicer shall establish and maintain with a Qualified Institution in the name of the Trustee, on behalf of the Trust, for the benefit of the Noteholders, a segregated account (the "Yield Enhancement Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Yield Enhancement Account and in all proceeds thereof. The Yield Enhancement Account shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders. If at any time the institution holding the Yield Enhancement Account ceases to be a Qualified Institution, the Trustee shall notify each Rating Agency and within 10 Business Days establish a new Yield Enhancement Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Yield Enhancement Account.

                  (b) On each Transfer Date, an amount equal to the Available Yield Enhancement Amount shall be deposited by the Trustee into the Yield Enhancement Account out of Collections otherwise payable to the Issuer, for the Monthly Period immediately preceding such Transfer Date. Notwithstanding the preceding sentence or subsection 5.4(c) or the third paragraph of subsection 5.4(a) of the Base Indenture, if ART is no longer the Seller or if the AIG Support Agreement is not in effect, then prior to any payment to the Issuer pursuant to subsections 5.11(a)(v), 5.11(b)(v) or 5.11(d)(iii) there shall be deposited into the Yield Enhancement Account on each date amounts allocable to the Notes otherwise payable to the Issuer, until the amount so deposited equals the Maximum Yield Enhancement Amount for the next Transfer Date. The Trustee, at the direction of the Servicer, shall make withdrawals from the Yield Enhancement Account from time to time, in the amounts and for the purposes set forth in
Section 5.17.

                  (c) Funds remaining on deposit in the Yield Enhancement Account shall be invested at the direction of the Seller by the Trustee in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall:

                           (i) hold each Permitted Investment (other than such
                  as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset,
                  (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

                           (ii) maintain for the benefit of Noteholders
                  possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

                           (iii) cause each Permitted Investment described in
                  clause (c) of the definition thereof to be registered in the name of the Trustee or any of its nominees by the issuer thereof;

provided that no Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                  (d) Except as otherwise provided in subsection 5.17(m) above, on each Transfer Date, after giving effect to withdrawals from the Yield Enhancement Account required by subsection 5.20(b), all amounts remaining on deposit in the Yield Enhancement Account (excluding interest and earnings (net of losses and investment expenses, which shall reduce the amounts on deposit therein) accrued on funds on deposit in the Yield Enhancement Account which shall be treated as Excess Spread and allocated pursuant to Section 5.17), shall be paid to the Issuer.

                  SECTION 5.21 Excess Funding Account.

                  (a) The Servicer has established and maintained and shall continue to maintain, with a Qualified Institution, in the name of the Trustee, on behalf of the Trust, for the benefit of the noteholders of all outstanding Series in Group One, including the Noteholders, a segregated trust account (the "Excess Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of such noteholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof. The Excess Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the noteholders of all outstanding Series in Group One, including the Noteholders. If at any time the institution holding the

Excess Funding Account ceases to be a Qualified Institution, the Trustee shall notify each Rating Agency and within 10 Business Days establish a new Excess Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Excess Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Excess Funding Account from time to time for the purposes set forth in subsections 5.11(f), and any comparable provision of any other Series Supplement and (ii) make deposits into the Excess Funding Account as specified in subsection 5.11(f) and any comparable provision of any other Series Supplement.

                  (b) Funds on deposit in the Excess Funding Account shall be invested at the direction of the Seller by the Trustee in Permitted Investments. Funds on deposit in the Excess Funding Account on any Transfer Date, after giving effect to any withdrawals from the Excess Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall:

                           (i) hold each Permitted Investment (other than such
                  as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset,
                  (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

                           (ii) maintain for the benefit of the noteholders of
                  all outstanding Series of Group One, including the Noteholders possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

                           (iii) cause each Permitted Investment described in
                  clause (c) of the definition thereof to be registered in the name of the Trustee or any of its nominees by the issuer thereof; provided that no Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause
                  (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

                  (c) All interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Excess Funding Account to the extent allocable to this Series shall be treated as Excess Spread and allocated pursuant to Section 5.17.

                  SECTION 5.22 Principal Funding Account.

                  (a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Noteholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders. If at any time the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Seller shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Funding Account make deposits into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, subsection 5.15(e).

                  (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall:

                           (i) hold each Permitted Investment (other than such
                  as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset,
                  (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

                           (ii) maintain for the benefit of Noteholders
                  possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

                           (iii) cause each Permitted Investment described in
                  clause (c) of the definition thereof to be registered in the name of the Trustee or any of its nominees by the issuer thereof;

provided that no Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

         On each Transfer Date with respect to the Controlled Accumulation Period and on the first Transfer Date with respect to the Rapid Amortization Period, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application in the following priority:

                           (i) an amount up to that portion of the Covered
                  Amount computed pursuant to clause (a) of the definition of Covered Amount shall be treated as Class A Available Funds to be applied pursuant to subsections 5.15 (a)(i) and (ii); and

                           (ii) an amount up to that portion of the Covered
                  Amount computed pursuant to clause (b) of the definition of Covered Amount shall be treated as Class B Available Funds to be applied pursuant to subsection 5.15 (b)(i).

                  SECTION 5.23 Reserve Account.

                  (a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Noteholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution, the Seller shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve.

                  (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall:

                           (i) hold each Permitted Investment (other than such
                  as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset,
                  (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

                           (ii) maintain for the benefit of Noteholders
                  possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

                           (iii) cause each Permitted Investment described in
                  clause (c) of the definition thereof to be registered in the name of the Trustee or any of its nominees by the issuer thereof;

provided that no Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

         On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) [On or before each Transfer Date with respect to the Controlled Accumulation Period or before the first Transfer Date with respect to the Rapid Amortization Period if such Rapid Amortization Period commences prior to the commencement of the Rapid Accumulation Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to the related Transfer Date; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account with respect to such Transfer Date.

                  (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), and deposited into the Finance Charge Account for application in the following priority:

                           (i) an amount, up to the excess, if any, of (x) an
                  amount equal to that portion of the Covered Amount computed pursuant to clause (a) of the definition of Covered Amount over (y) the amount treated as Class A Available Funds pursuant to subsection 5.23(b)(i), shall be treated as Class A available Funds to be applied pursuant to subsections 5.15(a)(i) and (ii); and

                           (ii) an amount up to the excess, if any, of (x) an
                  amount equal to that portion of the Covered Amount computed pursuant to clause (b) of the definition of Covered Amount over (y) the amount treated as Class B Available Funds pursuant to subsection 5.23(b)(ii), shall be treated as Class B Available Funds to be applied pursuant to subsection 5.15(b)(i).

                  (e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and treat as Excess Spread, an amount equal to such Reserve Account Surplus.

                  (f) Upon the earliest to occur of (i) the termination of the Trust , (ii) the first Transfer Date with respect to the Rapid Amortization Period, and (iii) the Transfer Date immediately preceding the Scheduled Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2000-1 Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and treat as Excess Spread, all amounts, if any, on deposit in the Reserve Account and the Reserve Amount shall be deemed to have terminated for purposes of this Series Supplement.]

                  SECTION 5.24 Determination of LIBOR.

                  (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for Dollar deposits for a period equal to one month (commencing on the first day of the applicable Interest Period) which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on such LIBOR Determination Date (or such other page as may replace that page on the Dow Jones Telerate Service for the purpose of displaying London interbank offered rates of major banks).

                  (b) If on any LIBOR Determination Date such rate does not appear on Telerate Page 3750 (or such other page), then LIBOR for the applicable Interest Period shall be determined on the basis of the rates at which Dollar deposits are offered by the Reference Banks at approximately 11:00 A.M. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of such Interest Period). The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Interest Period shall be the arithmetic mean of such quotations (rounded, if necessary, to the nearest whole multiple of 0.0625%). If on the LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR shall be:

                           (i) the rate per annum (rounded, as aforesaid) that
                  the Trustee determines to be the arithmetic mean of the offered quotations that leading banks in the City of New York selected by the Servicer are quoting at or about 11:00 A.M. (New York time) on such LIBOR Determination Date to leading European banks for Dollar deposits for a period equal to one month (commencing on the first day of the applicable Interest Period); or

                           (ii) if the banks selected as aforesaid by the
                  Servicer are not quoting as described in clause (i) above, LIBOR for such Interest Period will be LIBOR as determined on the previous LIBOR Determination Date, (or, in the case of the first LIBOR Determination Date, 5.40375% per annum).

                  (c) The Class A Note Rate, the Class B Note Rate and the Class C Note Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Noteholder by telephoning the Trustee at its Corporate Trust Office at (800) 524-9472 or (312) 407-4660.

                  (d) On each LIBOR Determination Date prior to 12:00 noon (New York time), the Trustee shall send to the Servicer, by facsimile, notification of LIBOR for the following Interest Period.

                  SECTION 5.25 Effect of Other Series.

                  Notwithstanding anything to the contrary contained herein, in the event that additional Series of notes are issued from time to time in accordance with Section 2.2, the Excess Funding Account may be retitled in order to reflect the fact that amounts on deposit therein shall be for the additional benefit of the holders of such other Series and the amounts to be deposited therein and withdrawn therefrom may be calculated with reference to such other Series; provided that no such action or calculation shall adversely affect the interests of the Noteholders in any material respect.

                  SECTION 5.26 Seller's or Servicer's Failure to Make a Deposit or Payment. If the Servicer or the Seller fails to make, or give instructions to make, any payment, deposit or withdrawal (other than as required by subsections 2.04(d), 2.04(e) and 2.04(f) of the Sale and Servicing Agreement and subsection 12.4(a) and Section 12.1) required to be made or given by the Servicer or Seller, respectively, at the time specified in the Base Indenture or this Series Supplement (including applicable grace periods), the Trustee shall make such payment, deposit or withdrawal from the applicable account without instruction from the Servicer or Seller. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Noteholders on each Payment Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

                  SECTION 5.27 Excess Receivables.

                  On any date of determination, the Minimum Trust Interest shall be calculated by adding the Excess Receivables Amount to the amount derived pursuant to clause (a) of the definition of Minimum Trust Interest unless (i) prior to such date there shall have been delivered to the Trustee (a) a written agreement, in form and substance satisfactory to the Rating Agencies, executed by a Person having a long-term unsecured debt rating of AAA from Standard & Poor's and Aaa from Moody's pursuant to which such Person shall have unconditionally agreed to indemnify the Trust for all losses in respect of the Excess Receivables Amount at any time and (b) written confirmation from each of the Rating Agencies to the effect that such substitution will not result in such Rating Agency reducing or withdrawing its rating on any then outstanding Class of notes of any Series and (ii) the agreement and the rating referred to in clause (a) above remain in effect on such date of determination and such agreement provides that it shall continue in effect through at least the end of the first full Monthly Period following such date of determination.

                  SECTION 5.28 Servicing Advances In the event that on any Transfer Date the unpaid principal balance of Deferred Payment Obligations exceeds 10% of the aggregate principal balance of all Receivables, and the insurance policy underlying any such Deferred Payment Obligation has been cancelled, then on such date the Servicer will make an advance (a "Mandatory Servicer Advance") of the lesser of (a) the shortfall, if any, between the amount of interest due on the Notes on such date and the amount of collections and other amounts available to pay such interest pursuant to the provisions of this Series Supplement other than this Section 5.27, (b) the Investor Percentage of the amount of Deferred Payment Obligation Return Amounts that the Servicer expects to collect in the future relating to Exempt Deferred Payment Obligations related to cancelled insurance policies, less the aggregate amount of previously unreimbursed Servicer Advances, and (c) the Investor Percentage of the excess of the unpaid principal balance of Deferred Payment Obligations over 10% of the aggregate principal balance of all Receivables. Notwithstanding any other provision of this Series Supplement, the proceeds of such Mandatory Servicer Advance shall be treated as Principal Collections and Finance Charge Collections allocable to the Investor Interest in the order that such amounts are due on the related Deferred Payment Obligations. The Servicer shall not be obligated to advance any amount that it determines to be unrecoverable. Mandatory Servicer Advances shall be reimbursable from the Investor Percentage of the proceeds if any of the related Deferred Payment Obligations, or if the same are determined to be unrecoverable, then from the Investor Percentage of Principal Collections and/or Finance Charge Collections, depending on whether the amounts advanced were of principal or interest. In addition, the Servicer may at its option make advances of the Investor Percentage of other amounts due and unpaid on assets of the Trust (the "Optional Servicer Advances" and together with the Mandatory Servicer Advances, the "Servicer Advances"). The Optional Servicer Advances shall be reimbursable in the same manner as the Mandatory Servicer Advances.



                  SECTION 8. Article 6 of the Base Indenture. Article 6 of the Base Indenture shall read in its entirety as follows and shall be applicable only to the Noteholders:

                                    ARTICLE 6

                    DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS


                  SECTION 6.1 Distributions.

                  (a) On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Sale and Servicing Agreement) to each Class A Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution) such Noteholder's pro rata share (based on the aggregate Investor Interests represented by Class A Notes held by such Noteholder) of amounts on deposit in the Payment Account as are payable to the Class A Noteholders pursuant to Section 5.15 by wire transfer to an account designated by the Holders of the Class A Notes, except that with respect to Class A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

                  (b) On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Sale and Servicing Agreement) to each Class B Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution) such Noteholder's pro rata share (based on the aggregate Investor Interests represented by Class B Notes held by such Noteholder) of amounts on deposit in the Payment Account as are payable to the Class B Noteholders pursuant to Section 5.15 by check mailed to each Class B Noteholder (at such Noteholder's address as it appears in the Note Register) or by wire transfer to an account designated by the Holders of the Class B Notes, except that with respect to Class B Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

                  (c) On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Sale and Servicing Agreement) to each Class C Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution) such Noteholder's pro rata share (based on the aggregate Investor Interests represented by Class C Notes held by such Noteholder) of amounts on deposit in the Payment Account as are payable to the Class C Noteholders pursuant to
Section 5.15 by check mailed to each Class C Noteholder (at such Noteholder's address as it appears in the Note Register).

                  (d) Notwithstanding anything to the contrary contained in the Base Indenture or this Series Supplement, if the amount distributable in respect of principal on any Class of Notes on any Payment Date is less than one dollar, then no such distribution of principal need be made on such Payment Date.

                  SECTION 6.2 Monthly Noteholders' Statement.

                  (a) On or before each Payment Date, the Trustee shall forward to each Noteholder, with respect to each Noteholder's interest and to each Rating Agency a statement substantially in the form of Exhibit E to this Series Supplement prepared by the Servicer and delivered to the Trustee on the preceding Determination Date and setting forth, among other things, the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $[1,000] per Note and, in the case of subclauses (ix), (x) and (xi) shall be stated on an aggregate basis and on the basis of an original principal amount of $[1,000] per
Note):

                           (i) the total amount distributed to holders of Notes;

                           (ii) the amount of such distribution allocable to
                  Class A Monthly Principal, Class B Monthly Principal and Class C Monthly Principal, respectively;

                           (iii) the amount of such distribution allocable to
                  Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amounts, Class B Additional Interest, Class C Monthly Interest, Class C Deficiency Amounts and Class C Additional Interest, respectively;

                           (iv) the amount of Collections of Principal
                  Receivables received during the related Monthly Period and allocated in respect of the Class A Notes, Class B Notes and Class C Notes, respectively;

                           (v) the amount of Collections of Finance Charge
                  Receivables received during the related Monthly Period and allocated in respect of the Class A Notes, Class B Notes and Class C Notes, respectively;

                           (vi) the aggregate amount of Principal Receivables,
                  the Investor Interest, the Adjusted Investor Interest, the Class A Investor Interest, the Class A Adjusted Investor Interest, the Class B Investor Interest, the Class B Adjusted Investor Interest, the Class C Investor Interest, the Floating Investor Percentage, the Class A Floating Allocation, the Class B Floating Allocation, the Class C Floating Allocation and the Fixed Investor Percentage with respect to the Principal Receivables in the Trust as of the end of the preceding Monthly Period;

                           (vii) the aggregate outstanding balance of
                  Receivables which were 1-30 days, 31-60 days, 61-90 days, 91-120 days, 121-150 days and more than 150 days delinquent, respectively, following cancellation of the related insurance policies in accordance with the Servicer's then existing Guidelines as of the end of the preceding Monthly Period (or, if cancellation was delayed, whether due to a stay by reason of an Insured's bankruptcy or other reason, after the date the policy would have been cancelled in the absence of such delay);

                           (viii) the Aggregate Investor Default Amount as of
                  the end of the preceding Monthly Period and the Class A Investor Default Amount, the Class B Investor Default Amount and the Class C Investor Default Amount for the related Transfer Date;

                           (ix) the aggregate amount of Class A Investor
                  Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and other reductions in the absence of principal distributions in the Investor Interests for such Transfer Date;

                           (x) the aggregate amount of Class A Investor
                  Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and other reductions in the absence of principal distributions in the Investor Interests deemed to have been reimbursed on such Transfer Date;

                           (xi) outstanding principal balance of the Class A
                  Notes, the Class B Notes and the Class C Notes, respectively, as of the end of the day on the Payment Date;

                           (xii) [Reserved]

                           (xiii) the amount of the Class A Servicing Fee, the
                  Class B Servicing Fee and the Class C Servicing Fee for such Transfer Date;

                           (xiv) the amount of Reallocated Class C Principal
                  Collections and Reallocated Class B Principal Collections with respect to such Payment Date;

                           (xv) LIBOR for the Interest Period ending on the day
                  before such Payment Date;

                           (xvi) the Pool Factor as of the end of the
                  immediately preceding Monthly Period;

                           (xvii) the Available Yield Enhancement Amount, the 91
                  Day Delinquency Amount and the amount, if any, of funds required to be withdrawn from the Yield Enhancement Account for such Transfer Date;

                           (xviii) the amount of Class A Available Funds, Class
                  B Available Funds and Class C Available Funds on deposit in the Finance Charge Account on the related Transfer Date;

                           (xix) the date on which the Controlled Accumulation
                  Period and/or the Rapid Amortization Period commenced;

                           (xx) [Reserved]

                           (xxi) the amount of Class A Prior Period Interest
                  Class B Prior Period Interest and Class C Prior Period Interest accrued on the Notes;

                           (xxii) the aggregate outstanding principal amount of
                  Deferred Payment Obligations as of the end of the prior Monthly Period, expressed in dollars and as a percentage of the outstanding principal amount of Receivables in the Trust Estate;

                           (xxiii) the aggregate outstanding principal amount of
                  Receivables that have not been funded as of the end of the prior Monthly Period; and

                           (xxiv) such other items as are set forth in Exhibit F
                  to this Series Supplement.

                  (b) Annual Noteholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2000, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Noteholder, a statement prepared by the Trustee containing the information required to be contained in the regular monthly report to Noteholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Noteholder, together with such other customary information (consistent with the treatment of the Notes as debt) as the Trustee deems necessary or desirable to enable the Noteholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

                  SECTION 9. Series 2001 Pay Out Events. A "Series 2001-1 Pay Out Event" refers to any of the following events:

                  (a) failure on the part of any of the Originators, the Issuer or the Seller to make any payment or deposit required by the terms of the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Base Indenture or this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (ii) failure on the part of any of the Originators, the Issuer or the Seller duly to observe or perform in any material respect any other covenants or agreements of such entity set forth in the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Base Indenture or this Series Supplement, which failure has a material adverse effect on the Noteholders (which determination shall be made without reference to whether any funds are available in the Yield Enhancement Account or by reason of the subordination of any Class of Notes) and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such entity by the Trustee, or to such entity and the Trustee by the Holders of Notes evidencing in the aggregate not less than 50% of the Investor Interests of this Series 2001-1, and continues to affect materially and adversely the interests of the Noteholders (which determination shall be made without reference to whether any funds are available in the Yield Enhancement Account or by reason of the subordination of any Class of Notes) for such period;

                  (b) any representation or warranty made by any of the Originators, the Issuer or the Seller in the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Base Indenture or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by such entity pursuant to Section 2.01 or 2.06 of the Sale and

Servicing Agreement (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such entity by the Trustee, or to such entity and the Trustee by the Holders of Notes evidencing in the aggregate not less than 50% of the Investor Interests of this Series 2001-1, and (ii) as a result of which the interests of the Noteholders are materially and adversely affected (which determination shall be made without reference to whether any funds are available in the Yield Enhancement Account or by reason of the subordination of any Class of Notes) and continue to be materially and adversely affected (which determination shall be made without reference to whether any funds are available in the Yield Enhancement Account or by reason of the subordination of any Class of Notes) for such period; provided, however, that a Series 2001-1 Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of or paid its portion of principal due under the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of subsections 2.04(e) or 2.04(f) of the Sale and Servicing Agreement;

                  (c) the Trust Interest as of the end of the immediately preceding Monthly Period (adjusted to give effect to the inclusion in or removal from the Trust of all Receivables transferred to or from the Trust and/or any reduction or increase in any outstanding notes since the end of the immediately preceding Monthly Period and on or prior to the following Payment Date) does not at least equal the largest required Minimum Trust Interest of any outstanding Series (adjusted to give effect to any reduction or increase in any outstanding notes on or prior to the following Payment Date);

                  (d) any Servicer Default occurs which would have a material adverse effect on the Noteholders (which determination shall be made without reference to whether any funds are available in the Yield Enhancement Account or by reason of the subordination of the Class B or C Notes);

                  (e) if the Monthly Payment Rate is less than 6% for three consecutive Monthly Periods;

                  (f) if the Financed Premium Percentage exceeds 90% for three consecutive Monthly Periods;

                  (g) if the Annualized Monthly Excess Spread Amount is less than 4% for three consecutive Monthly Periods;

                  (h) if the Unconcentrated 240+ Day Delinquency Percentage is more than 6% for three consecutive Monthly Periods;

                  (i) upon an Event of Default;



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                  (j) the Notes have not been paid in full on the Scheduled
Payment Date;

                  (k) an Insolvency Event occurs with respect to AIG; and

                  (l) the Trustee shall fail to have a valid first priority perfected interest in any portion of the Trust Assets, which has a material adverse effect on the interests of the Noteholders, and the Issuer shall fail to repurchase such affected portion of the Trust Assets within one Business Day's notice of such failure.

                  A "Trust Pay Out Event" refers to any of the following events:

                  (a) an Insolvency Event occurs with respect to any of the Originators, the Servicer or the Seller;

                  (b) the Seller shall become unable for any reason to transfer the Collections on, or other proceeds of, Originator Receivables to the Issuer in accordance with the provisions of this Agreement;

                  (c) the Issuer or the Seller shall have become an "investment company" required to register or shall have become under the "control" of an "investment company" required to register under the Investment Company Act of 1940, as amended; and

                  (d) AIG shall fail to meet its obligations under the AIG Support Agreement.

In the case of any event described in subsection (a), (b), (d) or (l) of the definition of a Series 2001-1 Pay Out Event, after the applicable grace period set forth in such subsections, a Series 2001-1 Pay Out Event shall occur on the tenth Business Day thereafter unless prior to such day Holders of Notes evidencing in the aggregate not less than __% of the Investor Interests of this Series 2001-1 shall notify the Trustee, the Seller and the Servicer in writing that a Series 2001-1 Pay Out Event should not occur. [In the case of any event described in subsection (c), (d), (e), (f), (g), (h), (i), (j), (k) of the definition of a Series 2001-1 Pay Out Event and the events described on subsections (a), (b), (c) or (d) of the definition of a Trust Pay Out Event, a Series 2001-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Noteholders immediately upon the occurrence of such event.]

                  Notwithstanding anything to the contrary in the Base Indenture, no Series 2001-1 Pay Out Event may be amended, waived or deleted and no new Series 2001-1 Series Pay Out Event may be added, without the prior consent of the Holder of a Note Majority of this Series.

                  Notwithstanding anything to the contrary contained in the Sale and Servicing Agreement, the Base Indenture or this Series Supplement, upon the occurrence of a Pay Out Event, if more than 10% of the principal balance of the


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Receivables have a remaining term of more than 12 months, the Seller shall, subject to the requirements of the following sentence, make a payment to the Trust (i) to purchase from the Trust a sufficient amount of the portion of such Receivables (with respect to Originator Receivables) and/or (ii) in a sufficient amount in respect of the portion of such Receivables (with respect to Underlying Receivables), in each case, that represents all amounts to be paid by the related Insured after 12 months from the occurrence of such Pay Out Event (the "Long-Term Receivables") at a price equal to par plus interest accrued to the time of purchase, such that the percentage of Receivables (the portions of which have not been purchased or for which a payment has not been made pursuant to this paragraph) having a remaining term as of the date of purchase of more than 12 months shall be no more than 10% of the principal balance of Receivables after giving effect to such purchase or payment. If so required to purchase or make a payment in respect of Long-Term Receivables, the Seller shall select for purchase or payment, from the group of Long-Term Receivables in the following priority: Long-Term Receivables relating to (a) Defaulted Premium Finance Obligations, (b) Premium Finance Obligations which are delinquent in the priority of the most delinquent Premium Finance Obligations first and (c) any other Premium Finance Obligations; provided, however, that if it is not necessary to purchase or make a payment in respect of all Long-Term Receivables with respect to any of clauses (a), (b), and (c) above in order for less than 10% of the principal balance of Receivables to have a remaining maturity of less than 12 months after giving effect to such purchase or payment, (x) larger Long-Term Receivables will be selected for purchase or payment before smaller Long-Term Receivables, and (y) Receivables will be selected for repurchase or payment in a manner that is not adverse to the interests of the Holders of the Notes. The proceeds of such purchase or payment shall be treated as Collections of Principal Receivables and Finance Charge Receivables in respect of the related Receivables.

                  SECTION 10. Series 2001-1 Termination. Except as otherwise provided in subsection 12.5(b), the right of the Noteholders to receive payments from the Trust will terminate on the first Business Day following the Series [___] Termination Date.

                  SECTION 11. Refinancing The Seller may redeem the Notes from funds deposited into the Payment Account representing the proceeds of the refinancing of any outstanding Series of notes on any Payment Date following [ _________], 2006 (the Payment Date on which the Notes are to be refinanced, the "Refinance Date"), in whole or in part (without premium) from funds deposited into the Payment Account equal to the Refinancing Price, upon notice to the Trustee of such election.

                  The Refinancing Price will be deposited in the Payment Account by no later than 1:00 p.m. New York City time on the Refinancing Date. Amounts on deposit in the Payment Account for any such Refinancing will be paid to the Noteholders, first to redeem all of the Class A Notes, next to redeem all of the Class B Notes, and finally to redeem all of the Class C Notes.

                  SECTION 12. [Reserved].



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

                  SECTION 13. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 14. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS SERIES SUPPLEMENT AND EACH NOTEHOLDER HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES AND EACH NOTEHOLDER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

                  SECTION 15. Waiver of Trial by Jury. To the extent permitted by applicable law, each of the parties hereto and each of the Noteholders irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Series Supplement or the Related Documents or any matter arising hereunder or thereunder.

                  SECTION 16. No Petition The Issuer and the Trustee, by entering into this Series Supplement and each Noteholder, by accepting a Note hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Noteholders, the Sale and Servicing Agreement, the Base Indenture or this Series Supplement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.

                     AIG CREDIT PREMIUM FINANCE MASTER TRUST, as Issuer

                     By:      CHASE   MANHATTAN   BANK   DELAWARE,   not
                              in   its individual capacity but solely as Owner
                              Trustee

                     By:
                        --------------------------------------------------
                          Name:
                          Title:



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

                     BANK ONE, NATIONAL ASSOCIATION, as Trustee

                     By:
                        --------------------------------------------------
                          Name:
                          Title:
















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